                                                              File No. 333-40724
                                                                       811-4320


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


                REGISTRATION UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment Number _____

                     Post Effective Amendment Number __8__ [X]


                                     And/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. _3_ [X]

                        Ohio National Variable Account R
                           (Exact Name of Registrant)

                    Ohio National Life Assurance Corporation
                               (Name of Depositor)

                                One Financial Way
                             Montgomery, Ohio 45242
              (Address of Depositor's Principal Executive Offices)

                                 1-800-366-6654
               (Depositor's Telephone Number, including Area Code)

                                Marcus L. Collins
                                Associate Counsel
                    The Ohio National Life Insurance Company
                                One Financial Way
                             Montgomery, Ohio 45242

                                    Copy to:
                              W. Randolph Thompson
                                 Jones & Blouch
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 410 East
                             Washington, D.C. 20007


Title of Securities Being Registered: Individual Variable Universal Life Insurance Policies.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.


This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, the Financial Statements and Part C.

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on October 1, 2003 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a) of Rule 485

[ ] on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS

                            VARI-VEST ASSET BUILDER
          INDIVIDUAL, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                        OHIO NATIONAL VARIABLE ACCOUNT R

                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654

This prospectus describes an individual, flexible premium variable life insurance policy (called the "policy", or the "contract") offered through Ohio National Variable Account R ("VAR"), a separate account of ours. We are Ohio National Life Assurance Corporation ("ONLAC"), a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies, (called a "Fund" or the "Funds") your premium payments are not an investment in a retail mutual fund. Each Fund may have several portfolios ("portfolios") that use different investment strategies or invest in different securities. VAR is the registered shareholder of the Funds' shares. VAR purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in subaccounts ("subaccounts") of VAR. We may use the term "portfolios" or "subaccounts" interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank (ii) is not guaranteed by a bank (iii) is not insured by the FDIC or any other government agency, and
(iv) may go down in value.


To learn more about ONLAC this policy and Ohio National Life, you can obtain a copy of the Statement of Additional Information ("SAI") dated October 1, 2003. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your agent or representative or by logging onto the Securities and Exchange Commission's website at http://www.sec.gov.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. FOR INFORMATION RELATED TO THE PORTFOLIOS TO WHICH YOU MAY ALLOCATE PREMIUM PAYMENTS, PLEASE REFER TO THE CURRENT FUND PROSPECTUSES WHICH SHOULD ACCOMPANY THIS PROSPECTUS.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE POLICY DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 10 of the portfolios we offer as well as to the General Account. However, you will not own the shares of the portfolio. Ohio National Variable Account R is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAR, we have established subaccounts that invest in the shares of the portfolios based on policyholders' premium allocation. We have listed the available portfolios below, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contains important information that describes the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your agent. Your policy's accumulation value will reflect the investment performance of the portfolios you select and is not guaranteed.


                                OCTOBER 1, 2003


FORM 5514

                               TABLE OF CONTENTS


GLOSSARY................................      3
SUMMARY OF BENEFITS AND RISKS...........      6
Policy Benefits.........................      6
  Death Benefit.........................      6
  Death Benefit Guarantee...............      6
  Loans.................................      6
  Preferred Loans.......................      6
  Surrender Privileges..................      6
  Free Look/Right to Return the
     Policy.............................      6
  Variable Investment Choices...........      6
  General Account.......................      7
  Flexibility/Allocation of Premiums....      7
  Transfers.............................      7
  Tax Benefits..........................      7
Policy Risks............................      7
  Investment Performance................      7
  Termination or Lapse..................      7
  Liquidity Risk........................      7
  Impact of Loans.......................      7
  Adverse Tax Consequences..............      8
  Termination of the Death Benefit
     Guarantee..........................      8
Portfolio Risks.........................      8
Fee Tables..............................      9
  Transaction Fees......................      9
  Periodic Charges Other than Portfolio
     Operating Expenses.................     10
  Annual Portfolio Operating Expenses...     10
  Rider Expenses........................     11
GENERAL DESCRIPTION OF OHIO NATIONAL
  LIFE..................................     13
Ohio National Life Assurance
  Corporation...........................     13
Ohio National Life Insurance Company....     13
Ohio National Variable Account R........     13
THE PORTFOLIOS..........................     13
THE GENERAL ACCOUNT.....................     17
General Description.....................     17
Accumulation Value......................     17
Voting Rights...........................     17
CHARGES.................................     18
Premium Expense Charge..................     18
Monthly Deduction.......................     18
Risk Charge.............................     19
Surrender Charge........................     19
Service Charges.........................     20
Other Charges...........................     20
GENERAL DESCRIPTION OF THE POLICY.......     20
Ownership Rights........................     20
Allocation of Premiums..................     21
Transfers...............................     21
Conversion..............................     22
Modifying the Policy....................     22
Free Look Period........................     22
Free Look for Increases in Face
  Amount................................     23
State Variations........................     23
Withholding Payment after Premium
  Payment...............................     23
Other Policies..........................     23
PREMIUMS................................     23
Purchasing a Policy.....................     23
Lapse...................................     24
Reinstatement...........................     24
Replacing Existing Insurance............     24
Applying for a Policy...................     24
When Insurance Coverage Takes Effect....     25
Accumulation Unit Values................     25
Determination of Variable Accumulation
  Values................................     25
Net Investment Factor...................     26
DEATH BENEFITS AND POLICY VALUES........     26
Settlement Options......................     26
Plan A -- Level Benefit.................     27
  Illustration of Plan A................     27
Plan B -- Variable Benefit..............     28
  Illustration of Plan B................     28
Change in Death Benefit Plan............     28
Death Benefit Guarantee.................     29
Changes in Stated Amount................     29
  Increases.............................     29
  Decreases.............................     30
SURRENDERS AND PARTIAL SURRENDERS.......     30
Loans...................................     31
Preferred Loans.........................     32
Postponement of Payments................     32
LAPSE AND REINSTATEMENT.................     32
Reinstatement...........................     33
TAXES...................................     33
Policy Proceeds.........................     33
Avoiding Modified Endowment Contracts...     34
Correction of Modified Endowment
  Contracts.............................     34
Right to Charge for Company Taxes.......     34
LEGAL PROCEEDINGS.......................     34
FINANCIAL STATEMENTS....................     34


FORM 5514

                                    GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value -- the sum of the policy's values in the subaccounts, the General Account and the loan collateral account.

Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent policy year.

Beneficiary -- the beneficiary designated by the policyholder in the application or in the latest notification of change of beneficiary filed with us. If the policyholder is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the policyholder is not the insured and no beneficiary survives the insured, the policyholder or the policyholder's estate will be the beneficiary.

Cash Surrender Value -- the accumulation value minus any applicable surrender charges.

Code -- the Internal Revenue Code of 1986, as amended and all related regulations.

Commission -- the Securities and Exchange Commission.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the policy as a "life insurance contract". The minimum death benefit equals the cash value plus the cash value multiplied by a percentage that varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the insured, before deductions for policy indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

General Account -- our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium -- the annual premium that would be payable through the policy maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code.

Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium -- an amount you must pay to begin policy coverage. It must be at least equal to one monthly minimum premium.

Insured -- the person upon whose life the policy is issued.

Issue Date -- the date we approve your application and issue your policy. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a policy loan is transferred pro rata from the subaccounts of VAR and the General Account.

FORM 5514

Loan Value -- the maximum amount that you may borrow under the policy. The loan value equals the cash surrender value minus the cost of insurance charges for the balance of the policy year. The loan value minus policy indebtedness equals the amount you may borrow at any time.

Maturity Date -- unless otherwise specified in the policy, the maturity date is the end of the policy year nearest the insured's 100th birthday.

Minimum Premium -- the monthly premium set forth on the specification page of your policy necessary to maintain the death benefit guarantee. Although we express the minimum premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Investment Factor -- the percentage change in value of a subaccount from one valuation period to the next.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the policyholder's planned premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy -- the Vari-Vest Asset Builder flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date -- the date as of which insurance coverage and policy charges begin. The policy date is used to determine policy months and years.

Policy Month -- each policy month starts on the same date in each calendar month as the policy date.

Policy Year -- each policy year starts on the same date in each calendar year as the policy date.

Policy Indebtedness -- the total of any unpaid policy loans.

Policyholder -- the person so designated on the specification page of the policy. The policyholder may also be called the contractowner.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each policy month. We deduct monthly deductions and any credits on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the policyholder, "you", "your" or "yours" means the policyholder when referring to policy rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date before 4:00 p.m. Eastern Time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern Time on a valuation date, it is deemed received on the next valuation date.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

Stated Amount -- the minimum death benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

FORM 5514

Subaccount -- a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge -- a charge assessed in connection with policy surrenders, lapses and decreases in stated amount applicable for 15 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under "Surrender Charges" below for more information.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates that begins at 4:00 p.m. Eastern Time on one valuation date and ends at 4:00 p.m. Eastern Time on the next valuation date.

VAR -- Ohio National Variable Account R.

FORM 5514

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

POLICY BENEFITS

Death Benefit -- You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the policy. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death.

Death Benefit Guarantee -- The policy includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the death benefit guarantee is in effect.

Loans -- After the first policy year, you may borrow against the loan value of your policy. The loan value is 90% of your cash surrender value, minus the cost of insurance for the rest of the current policy year. Loan interest is payable in advance at a rate of 5.0%. This amount is equal to an annual rate of 5.26% if we paid the interest at the end of the year. Any outstanding policy indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

Preferred Loans -- Preferred loans are available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount no greater than 10% of the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if we paid the interest at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges -- At any time you may surrender your policy in full and receive the proceeds. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your policy's death benefit and may be subject to a surrender charge.

Free Look/Right to Return the Policy -- following the initial purchase of your policy or following any subsequent increase in the stated amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid or the policy's current value, depending on your state's laws. The free look period expires 20 days from your receipt of the policy or increase, although the free look period may be longer in some states.

Variable Investment Choices -- Your policy permits you to allocate net premiums to up to 10 of the variable portfolios previously listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

FORM 5514

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account -- You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAR. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums -- you may allocate your net premiums among up to 10 of the variable subaccounts and to the General Account in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers -- We allow transfers of accumulation values among the subaccounts of VAR and to the General Account at any time. Transfers from the General Account to the subaccounts of VAR are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits -- All death benefits paid under the policy will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a "life insurance policy", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

POLICY RISKS

Investment Performance -- If you allocate you net premium to the subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the accumulation value will decrease. You are also subject to the risk that the portfolio you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse -- If the accumulation value in you policy is not enough to pay the monthly charges associated with your policy, your policy will enter a 61 day grace period. We will notify you during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.


Liquidity Risk -- Access to the value in your policy through loans, or surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the subaccounts.


Because of the limited liquidity and the substantial nature of the surrender charge in the early years of your policy (and following any increase in stated amount), the policy is not a suitable short-term investment.

Impact of Loans -- A policy loan, whether or not repaid, will affect the accumulation value over time because we subtract the amount of the policy loan from the subaccounts and or the General Account as collateral, and this loan collateral does not participate in the investment performance of the subaccounts or receive any higher interest rate credited to the General Account.

FORM 5514

We reduce the amount we pay to the beneficiary upon the insured's death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences -- Under certain circumstances (usually if your premium payments in the first seven policy years or less exceed specified limits established by the Internal Revenue Service), your policy may become a "modified endowment contract" (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws may change.

Regarding Preferred Loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Termination of the Death Benefit Guarantee -- Your policy makes available a death benefit guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the minimum premium. Even if you have a death benefit guarantee, you must monitor the investment performance of the policy as you near the end of your death benefit guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the death benefit guarantee. If this is the case, at the end of the death benefit guarantee period, your policy will lapse, subject to the 61 day grace period, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio's prospectus. Please refer to each portfolio's prospectus and read it carefully for more information before investing. Copies of each portfolio's prospectus can be obtained by contacting Ohio National at 1-800-366-6654 or by writing to Ohio National at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

FORM 5514

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or transfer the cash value between investment options.

TRANSACTION FEES


               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Premium Expense Charge                 Deducted from Premiums upon receipt.   2.9% of premiums for the first 20
(Distribution Charge)                                                         policy years. In policy years 21 and
                                                                              later, this charge is reduced to
                                                                              2.0%.
-------------------------------------------------------------------------------------------------------------------
State Premium Taxes                    Deducted from Premiums upon receipt.   Variable depending on state of policy
                                                                              issue. Between 0% and 4%.
-------------------------------------------------------------------------------------------------------------------
Surrender Fees                         Deducted from the Accumulation Value   Maximum Surrender Charge $58.40 per
                                       during the first 15 policy years, in   $1000 of stated amount. The maximum
                                       the event of a full surrender,         surrender charge is for a 56 year old
                                       partial surrender and decreases in     male, smoker surrendering during the
                                       stated amount. The charge also         first year of the Policy. Minimum
                                       applies for 15 years following an      Surrender Charge $13.94 per $1000 of
                                       increase in the stated amount, but     stated amount. The minimum surrender
                                       only for the amount of the increase.   charge is for a female, age 0
                                                                              surrendering during the first year of
                                                                              the Policy.
-------------------------------------------------------------------------------------------------------------------
Surrender Charge for a 45 year old     Upon the surrender of the policy in    $3,200.00
male, non-tobacco user, in the         the first year.
standard risk class, with death
benefit option A and $100,000 stated
amount.(1)
-------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon the transfer of values from one   Maximum charge per transfer is $15.00
                                       portfolio to another or to the         Currently $3.00 per transfer, with
                                       General Account or from the General    the first 4 transfers during any
                                       account to a variable portfolio.       given policy year free.
-------------------------------------------------------------------------------------------------------------------
Illustration Charge                    Upon your request for a Policy         $100
                                       illustration after issue.
-------------------------------------------------------------------------------------------------------------------
Reinstatement Fee                      Upon reinstatement of policy within 5  monthly cost of insurance from grace
                                       years                                  period plus 2 months policy charge.
-------------------------------------------------------------------------------------------------------------------
Service Fee                            upon partial surrender                 the lesser of $25 and 2% of the
                                                                              amount surrendered
-------------------------------------------------------------------------------------------------------------------


---------------
(1) These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Surrender charges specific to your Policy can be obtained by calling Ohio National at 1-800-366-6654 or found in your Policy.

FORM 5514

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Cost of Insurance                      Deducted monthly from the              Determined by age, gender and rate
                                       accumulation value in proportion to    class with the maximums not exceeding
                                       allocations to the portfolios and the  charges posted in the 1980
                                       General Account.                       Commissioner's Standard Ordinary
                                                                              Mortality tables.* Pennsylvania
                                                                              policies are also assessed a 0.20%
                                                                              annual insurance charge.
-------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                           minimum $.05 per $1000 of stated
The minimum cost of insurance charge                                          amount
is for a female, age 0. The maximum                                           maximum $83.33 per $1000 of stated
cost of insurance charge is for a                                             amount
male, smoker, age 99.
-------------------------------------------------------------------------------------------------------------------
Charge for a 45 year old male, non-                                           $24.76 per $1000 of stated amount
tobacco user, in the Standard risk
class with death benefit option A and
a $100,000 stated amount.(1)
-------------------------------------------------------------------------------------------------------------------
Maintenance Fee                        Deducted monthly from the              $7.00 per month.
                                       Accumulation Value in proportion to
                                       allocations to the Portfolios and the
                                       General Account.
-------------------------------------------------------------------------------------------------------------------
Risk Charge                            Deducted daily from the assets in the  A charge equal to an annual rate of
                                       portfolios in proportion to            0.75% of the accumulation value in
                                       allocations to the portfolios.         the portfolio but not in the General
                                                                              Account. This amount may be reduced
                                                                              to 0.30% or 0.20%, (0.25% and 0.10%
                                                                              for Pennsylvania policies) based on
                                                                              your policy's Accumulation Value.
-------------------------------------------------------------------------------------------------------------------
Death Benefit Guarantee Option         Deducted monthly from the              $0.01 per $1000 of stated amount for
                                       accumulation value in proportion to    the 10-year-or-to-age-70 guarantee
                                       allocations to the portfolios and the  $0.03 per $1000 of stated amount of
                                       General Account.                       the guarantee to maturity.
-------------------------------------------------------------------------------------------------------------------


---------------
* The tables are adopted by the various Departments of Insurance to determine amounts necessary to calculate Cash Values and Policy reserves.

(1) These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Please contact your representative for a quote of what your charges would be.

The next table describes the portfolio fees and expenses that you will pay periodically during the time you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                            MINIMUM   MAXIMUM
                                            -------   -------
Management Fees                             0.28%     1.00%
-------------------------------------------------------------
Distribution or Service (12b-1) Fees         NONE      NONE
-------------------------------------------------------------
Other Expenses                              0.17%     2.92%
-------------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.45%     3.92%
-------------------------------------------------------------

The table above shows the maximum and minimum fees charged for all the portfolios.

FORM 5514

RIDER EXPENSES



The following chart shows the available optional insurance riders to your Policy. For more information regarding the riders, please consult your agent or your Policy.



RIDER DESCRIPTION                                  WHEN DEDUCTED                             CHARGE
-----------------                                  -------------                             ------
Term Rider -- Provides additional      Monthly                                Maximum charge is $83.33 per $1,000
  death benefit on the life of the                                            of stated amount.(1)
  policyholder
                                                                              Minimum charge is $0.06 per $1,000 of
                                                                              stated amount.(2)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker class                                                    is $0.24 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Additional Insured Term -- Provides    Monthly                                Maximum Charge is $83.33 per $1,000
  additional death benefit on the                                             of stated amount.(3)
  life of another person
and                                                                           Minimum charge is $0.05 per $1,000 of
                                                                              stated amount.(4)
Spouse Term Rider -- Provides
  additional death benefit on the
  life of the insured's spouse
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-tobacco user in the                                             is $0.24 per $1,000 of stated amount.
  standard class
-------------------------------------------------------------------------------------------------------------------
Family Term Life                       Monthly                                Charge is $0.44 per $1,000 of
  Insurance -- Provides term                                                  coverage, regardless of number of
  insurance coverage on all current                                           children.
  and future children
-------------------------------------------------------------------------------------------------------------------
Continuation of Coverage Rider --      Monthly                                Maximum charge is $0.17 per $1,000 of
  Provides for payment of full death                                          stated amount.(5)
  benefit past maturity date
                                                                              Minimum charge is $0.00 per $1,000 of
                                                                              stated amount.(6)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker                                                          is $.0003 per $1,000 of stated
                                                                              amount.
-------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit -- Provides   Monthly                                Maximum charge is $0.29 per $1,000 of
  additional death benefit if                                                 stated amount.(7)
  insured's sole cause of death is
  accident
                                                                              Minimum charge is $0.05 per $1,000 of
                                                                              stated amount.(8)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker class                                                    is $.077 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Lifetime Advantage Rider -- Allows     Upon submission of a claim.            Reduction of remaining death benefit
  for up to one half of the death                                             by up to 10% of the amount taken
  benefit (up to $250,000) to be paid                                         under the rider.
  in advance of the death of the
  insured in the event of terminal
  illness
-------------------------------------------------------------------------------------------------------------------
Exchange of Life Insured -- Allows     Charged at the time of the exchange.   Charge is $75.00 per exchange.
  the insured life to be changed
-------------------------------------------------------------------------------------------------------------------
Guaranteed Purchase Option --          Monthly                                Maximum Charge is $0.19 per $1,000 of
  Provides the right to purchase a                                            stated amount.(9)
  chosen amount of insurance coverage
  at certain dates without evidence                                           Minimum charge is $0.00 per $1,000 of
  of insurability                                                             stated amount.(10)
The representative purchaser is a 25                                          Charge for a Representative purchaser
  year old                                                                    is $0.10 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------


FORM 5514

RIDER DESCRIPTION                                  WHEN DEDUCTED                             CHARGE
-----------------                                  -------------                             ------
Waiver of Stipulated Premium for       Monthly                                Maximum Charge is $0.18 per $1.00 of
  Total Disability -- Credits a                                               stipulated premium.(11)
  stipulated premium to the policy if
  insured is totally disabled
                                                                              Minimum charge is $0.01 per $1.00 of
                                                                              stipulated premium.(12)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker                                                          is $0.03 per $1.00 of stipulated
                                                                              premium.
-------------------------------------------------------------------------------------------------------------------

---------------

1 Maximum charge is for a male, age 80, attained age 99, smoker class.

2 Minimum charge is for a female, age 18, preferred non-smoker class.

3 Maximum charge is for a male, age 99, smoker class.

4 Minimum charge is for a female, age 0, standard class.

5 Maximum charge is for a female, age 80, preferred non-smoker.

6 Minimum charge is for a male, age 18, smoker class.

7 Maximum charge is for a male, age 69, Table D rated class.

8 Minimum charge is for a female, age 0.

9 Maximum charge is for a 39 year old insured.

10 Minimum charge is for a 0 year old insured.

11 Maximum charge is for a male, age 59, smoker, Table D rated.

12 Minimum charge is for a female, age 18, non-smoker.

FORM 5514

                   GENERAL DESCRIPTION OF OHIO NATIONAL LIFE

OHIO NATIONAL LIFE ASSURANCE CORPORATION

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain insurance policies that do not share in our investment performance. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. Our address is One Financial Way, Cincinnati, Ohio 45242. We are obligated to pay amounts promised to the policyholder's of our policies. Amounts in the separate accounts, however, are subject to market risk.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $11.2 billion and equity in excess of $900 million. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.


OHIO NATIONAL VARIABLE ACCOUNT R ("VAR")

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.

VAR has subaccounts corresponding to each of the Funds listed in this prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

                                 THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the fund prospectus which should accompany this product prospectus. Net premiums under the policy may be allocated to the subaccounts of VAR which invest exclusively in portfolio shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the portfolios.


The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your agent or representative or by contacting us at 1-800-366-6654 or by writing to Ohio National at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange


FORM 5514

Commission and are available on their EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Listed below are all of the portfolios available in your policy, its adviser and subadviser (if applicable) and investment objective:


   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
OHIO NATIONAL FUND
Equity Portfolio                  (Legg Mason Funds Management,     Long Term Growth Of Capital
                                  Inc.)
Money Market Portfolio            Ohio National Investments,        Preservation Of Capital
                                  Inc.
Bond Portfolio                    Ohio National Investments,        High Level Of Income And
                                  Inc.                              Preservation Of Capital
Omni Portfolio                    (Suffolk Capital Management,      Long Term Total Return And
                                  LLC)                              Preservation Of Capital
International Portfolio           (Federated Global Investment      Total Return
                                  Management Corp.)
International Small Company       (Federated Global Investment      Long Term Growth Of Capital
Portfolio                         Management Corp.)
Capital Appreciation Portfolio    (Jennison Associates, LLC)        Long-Term Growth Of Capital
Discovery Portfolio               (Founders Asset Management        Maximum Capital Growth
                                  LLC)
Aggressive Growth Portfolio       (Janus Capital Management,        Long-Term Capital Growth
                                  LLC)
Small Cap Growth Portfolio        (UBS Global Asset Management      Long-Term Capital Appreciation
                                  (New York) Inc.)
Mid Cap Opportunity Portfolio     (RS Investment Management,        Long-Term Total Return
                                  L.P.)
Capital Growth Portfolio          (Eagle Asset Management, Inc.)    Capital Appreciation
S&P 500 Index Portfolio           Ohio National Investments,        Total Return Approximating The
                                  Inc.                              Standard & Poor's 500 Index
High Income Bond Portfolio        (Federated Investment             High Current Income
                                  Counseling)
Blue Chip Portfolio               (Federated Investment             Growth Of Capital And Income
                                  Counseling)
Nasdaq(R) 100 Index Portfolio     Ohio National Investments,        Long Term Growth Of Capital
                                  Inc.
Bristol Portfolio                 (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)
Bryton Growth Portfolio           (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)

CALVERT VARIABLE SERIES, INC.
Social Equity Portfolio           Calvert Asset Management          Growth of Capital
                                  Company, Inc.

DREYFUS VARIABLE INVESTMENT
FUND (SERVICE SHARES)
Appreciation Portfolio            (Fayez Sarofirm & Co.)            Long Term Capital Growth
                                                                    consistent with capital
                                                                    preservation


FORM 5514

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS SERVICE CLASS 2
VIP Contrafund(R) Portfolio       Fidelity Management & Research    Long Term Capital Appreciation
                                  Company
VIP Mid Cap Portfolio             Fidelity Management & Research    Long Term Growth Of Capital
                                  Company
VIP Growth Portfolio              Fidelity Management & Research    Capital Appreciation
                                  Company
VIP Equity-Income Portfolio       Fidelity Management & Research    Reasonable Income
                                  Company

GOLDMAN SACHS VARIABLE
INSURANCE TRUST
Goldman Sachs Growth and          Goldman Sachs Asset               Long Term Growth Of Capital
Income Fund                       Management, L. P.                 And Growth Of Income
Goldman Sachs CORE(SM) U.S.       Goldman Sachs Asset               Long-Term Growth Of Capital
Equity Fund                       Management, L. P.                 And Dividend Income
Goldman Sachs Capital Growth      Goldman Sachs Asset               Long-Term Growth Of Capital
Fund                              Management, L. P.
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value            Robert Fleming, Inc.              Growth From Capital
Portfolio                                                           Appreciation
JPMorgan Small Company            J.P. Morgan Investment            High Total Return
Portfolio                         Management, Inc.
JANUS ASPEN SERIES (SERVICE
SHARES)
International Growth Portfolio    Janus Capital Management LLC      Long-Term Growth Of Capital
Growth Portfolio                  Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With
                                                                    Preservation Of Capital
Worldwide Growth Portfolio        Janus Capital Management LLC      Long Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
Balanced Portfolio                Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Small Cap       Lazard Asset Management LLC       Long Term Capital Appreciation
Portfolio
Lazard Retirement Emerging        Lazard Asset Management LLC       Long Term Capital Appreciation
Markets Portfolio


FORM 5514

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
MFS(R) VARIABLE INSURANCE
TRUST(SM) (SERVICE CLASS)
MFS New Discovery Series          Massachusetts Financial           Capital Appreciation
                                  Services Company
MFS Investors Growth Stock        Massachusetts Financial           Long Term Growth Of Capital
Series                            Services Company                  and Future Income
MFS Mid Cap Growth Series         Massachusetts Financial           Long Term Growth Of Capital
                                  Services Company
MFS Total Return Series           Massachusetts Financial           Above Average Income
                                  Services Company                  Consistent With The Prudent
                                                                    Employment Of Capital And
                                                                    Secondarily To Provide A
                                                                    Reasonable Opportunity For
                                                                    Growth Of Capital And Income.
PBHG INSURANCE SERIES FUND
PBHG Technology &                 Pilgrim Baxter & Associates,      Long Term Growth Of Capital
Communications Portfolio          Ltd.
PIMCO VARIABLE INSURANCE TRUST
(ADMINISTRATIVE SHARES)
Real Return Portfolio             Pacific Investment Management     Maximum real return
                                  Company LLC
Total Return Portfolio            Pacific Investment Management     Maximum total return
                                  Company LLC
Global Bond Portfolio             Pacific Investment Management     Maximum current income
                                  Company LLC
THE PRUDENTIAL SERIES FUND,
INC.
Jennison Portfolio                Jennison Associates LLC           Long Term Growth Of Capital
Jennison 20/20 Focus Portfolio    Jennison Associates LLC           Long Term Growth Of Capital

ROYCE CAPITAL FUND
Royce Small-Cap Portfolio         Royce & Associates, LLC           Long Term Growth Of Capital
Royce Micro-Cap Portfolio         Royce & Associates, LLC           Long Term Growth Of Capital

STRONG VARIABLE INSURANCE
FUNDS, INC.
Strong Mid Cap Growth Fund II     Strong Capital Management,        Capital Growth
                                  Inc.
Strong Opportunity Fund II        Strong Capital Management,        Capital Growth
                                  Inc.

UBS SERIES TRUST
Tactical Allocation Portfolio     UBS Global Asset Management       Total Return, Consisting Of
                                  (U.S.) Inc.                       Long Term Capital Appreciation
                                                                    And Current Income.
VAN KAMPEN UNIVERSAL
INSTITUTIONAL FUNDS (CLASS II)
U.S. Real Estate Portfolio        Van Kampen*                       current income and long term
                                                                    capital preservation
Core Plus Fixed Income            Van Kampen*                       current income and
Portfolio                                                           preservation of capital



* Morgan Stanley Investment Management Inc., the investment adviser to these portfolios, does business in certain instances as Van Kampen.


FORM 5514

                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and not subject to the Securities and Exchange Commission's regulatory oversight.

GENERAL DESCRIPTION


The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if you pay the planned premiums, allocate all net premiums only to the General Account and make no transfers, partial surrenders, or policy loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the General Account to VAR are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the policy.


ACCUMULATION VALUE

The accumulation value in the General Account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the loan collateral account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the General Account will be calculated on each valuation date.

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAR which are not attributable to policies, in proportion to the voting instructions which are

FORM 5514
received with respect to policies participating in VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

                                    CHARGES

We make charges against or deductions from premium payments, accumulation values and policy surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge. The policy is subject to a charge of 2.9% of premiums paid in the first 20 years reducing to 2.0% in years 21 and later. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your policy. Currently, most state premium taxes range from 0% to 4%.

MONTHLY DEDUCTION

As of the policy date and each subsequent process day, we will deduct from the accumulation value of your policy and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the policy.

The monthly deduction consists of:

     - the cost of insurance,

     - a maintenance fee of $7 for the cost of establishing and maintaining policy records and processing applications and notices,

     - a risk charge for the risk associated with the death benefit guarantee, and

     - the cost of additional insurance benefits provided by rider.

     - Pennsylvania policies are also assessed a 0.20% annual insurance charge.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your

FORM 5514
sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, age near birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii)   is the death benefit at the beginning of the policy month divided by
       1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii)  is accumulation value at the beginning of the policy month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

The monthly charge for the death benefit guarantee is $0.00, $0.01, or $0.03 per $1,000 of your stated amount, depending upon which death benefit guarantee period you choose.

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your Policy.

RISK CHARGE

Your accumulation value in VAR, but not your accumulation value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the policy. Such charge will be assessed daily against each of the variable subaccounts at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

Your risk charge will be reduced based upon your policy Accumulation value. In the event your policy Accumulation cash value exceeds four times the premium indicated on page 6A of your policy, (hereinafter "indicated premium") then the risk charge will be assessed daily at an annual rate of 0.30% (0.25% for Pennsylvania policies) against each of the variable subaccounts, for the amount in excess of four times the indicated premium. In the event your policy Accumulation value exceeds eight times the indicated premium, the risk charge will be assessed daily at the annual rate indicated above for the amount up to four times the indicated premium, and daily at an annual rate of 0.20% (0.10% for Pennsylvania policies) against each variable subaccount for the policy amount in excess of eight times the indicated premium.

SURRENDER CHARGE

After the free look period and during the early years of your policy and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders.

If you surrender your policy in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your policy while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

FORM 5514

The following is a chart showing the maximum surrender charge applicable to the policy. Because the surrender charge is based on your age, sex, rating classification and the length of time you have held your policy, your actual surrender charge may be significantly less.

         MAXIMUM SURRENDER CHARGES PER $1,000 OF STATED AMOUNT
        -------------------------------------------------------
                   MALE                        FEMALE
        --------------------------   --------------------------
 AGE      NONSMOKER       SMOKER       NONSMOKER       SMOKER
 ---    -------------   ----------   -------------   ----------
0-20        $17.80        $20.00         $16.71        $17.78
21-30        21.32         24.62          19.86         21.51
31-40        27.46         32.89          24.98         27.60
41-50        38.03         46.90          33.36         37.20
51-60        57.28         58.40          48.02         53.32
61-70        58.23         58.12          58.20         58.31
71-80        57.51         57.60          57.62         57.63

Partial surrenders in any policy year totaling 10% or less of the cash surrender value of your policy as of the end of the previous policy year are not subject to any surrender charge. Partial surrenders in any policy year in excess of 10% of the cash surrender value of your policy as of the end of the previous policy year will be subject to the surrender charges equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a policy which now has, and at the end of the previous policy year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the policy is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.

SERVICE CHARGES

A charge (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the Company is not assessing this charge on the first four transfers made in any policy year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $100, is charged for any illustration of benefits and values that you may request after the issue date.

OTHER CHARGES

We may also charge the assets of each portfolio and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds' prospectus.

                       GENERAL DESCRIPTION OF THE POLICY

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Policyholder is the insured unless the application specifies a different person as the insured or the Policyholder is changed thereafter. While the insured is living, the Policyholder may exercise all of the rights and options granted in the Policy, with the

FORM 5514
consent of any irrevocable beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholder are as follows:

     - to appoint or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

     - to change the Policyholder of this Policy; and

     - to change the face amount of this Policy.

No appointment or change in appointment of a Policyholder will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your net premium payments among up to 10 of the subaccounts of VAR and the General Account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the General Account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of VAR and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the General Account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to policyholders with values allocated to the corresponding subaccount. To protect the interests of all policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer requests are not made, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not made. Accordingly, a new

FORM 5514
transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the General Account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our Home Office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your policy. Transfers of accumulation value to the General Account in connection with such a conversion will be made without charge.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     - to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency) to which we are subject;

     - to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

     - to reflect a change in the operation of the Variable Account; or

     - to provide additional subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

FREE LOOK PERIOD

You have the right to examine and cancel your Policy by returning the Policy to us (or to the agent who sold it) on or before 20 days after you receive the Policy. There may be longer periods in some jurisdictions. See the "Free Look" provision of your Policy. If you decide to cancel the Policy during the Free look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Because initial premium payments are held in the Money Market Portfolio for a period of time, there is generally little market gain or loss during the free look period, to the extent there is, your state laws will determine if you are subject to the market risk of the requirement to return Policy Values instead of full refund of Premiums.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

     - your entire payment; or

     - the Policy Value plus deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return Policy Value, we will refund:

     - your Policy Value as of the date we receive the returned Policy, plus

     - any deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed).

FORM 5514

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

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

FREE LOOK FOR INCREASES IN FACE AMOUNT

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. If you cancel the increase, you will receive a credit to your Policy Value of the charges deducted for the increase.

STATE VARIATIONS

Any state variations in the Policy are described in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual Policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your Policy and any of its endorsements and riders, contact our Home Office.

WITHHOLDING PAYMENT AFTER PREMIUM PAYMENT

We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

OTHER POLICIES

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your agent.

                                    PREMIUMS

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. ("ONEQ").

The minimum initial amount of insurance coverage (or face amount) is $50,000. The Policy will generally not be issued to anyone over the age of 80.

An initial premium is required to purchase a policy. The initial premium is allocated to the Money Market Portfolio for the (policy month). In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The Death Benefit Guarantee is discussed in more detail later in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The cost of the guarantee will increase with any increase in the stated amount. You choose this period from among the available periods. Currently there are 3 different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the policy, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified

FORM 5514
endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the policy will not lapse, unless the policy is within the guaranteed death benefit period.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient Policy Value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

LAPSE

Provided you pay the minimum premiums required to maintain the death benefit guarantee, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the policy will remain in force only as long as the cash surrender value, less any outstanding policy indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. We will notify you in writing that your policy has entered the 61 day grace period. If you do not pay sufficient additional premiums during the grace period, the policy will lapse and terminate without value.

REINSTATEMENT

Once a policy has lapsed, you may request reinstatement of the policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement. While we may reinstate your policy, we generally will not reinstate the death benefit guarantee. Your cost of insurance will generally be higher for a reinstated Policy.

REPLACING EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a surrender charge on your existing insurance, and this Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

APPLYING FOR A POLICY

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information

FORM 5514
before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be the insurance applied for, up to a maximum of $1,000,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to you without interest.

WHEN INSURANCE COVERAGE TAKES EFFECT

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. Full insurance coverage under the Policy will take effect when the Policy has been issued and only if the minimum initial premium also has been paid. This is the Policy date that we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your Policy Value on the Policy date.

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your policy with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

DETERMINATION OF VARIABLE ACCUMULATION VALUES

Your accumulation value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAR.

The accumulation value of your policy will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. Valuation dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred

FORM 5514
to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and
(7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to VAR;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the General Account;

     (4) is interest on policy indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with policy loans and reallocations of accumulation value to the General Account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your policy's cash value.

                        DEATH BENEFITS AND POLICY VALUES

As long as the policy remains in force we will, upon receipt of due proof of the insured's death, pay the policy proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date.

Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the policy. We offer both beneficiaries and policyholders a wide variety of settlement options listed in the policy. If no selection is made, the proceeds will be paid in a lump sum.

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the policy, any proceeds may be paid in any of the five methods described in your policy. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our Home Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the insured, the policyholder may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the policyholder requests that it continue. A settlement option may be elected

FORM 5514
only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The policy provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your policy application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the policy remains in force, the death benefit under either plan will never be less than the stated amount of the policy.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of:

     - the policy's stated amount on the date of death or

     - the death benefit determined by the corridor percentage test.

The death benefit determined by the corridor percentage test equals the accumulation value of the policy on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

 ATTAINED    CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR     ATTAINED     CORRIDOR
   AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE      AGE       PERCENTAGE
 --------   ----------   --------   ----------   --------   ----------   ----------   ----------
40 & below     150%         52          71%          64         22%          91           4%
    41         143          53          64           65         20           92           3%
    42         136          54          57           66         19           93           2%
    43         129          55          50           67         18           94           1%
    44         122          56          46           68         17       95 & above       0%
    45         115          57          42           69         16
    46         109          58          38           70         15
    47         103          59          34           71         13
    48          97          60          30           72         11
    49          91          61          28           73          9
    50          85          62          26           74          7
    51          78          63          24        75-90          5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the policy is $100,000.

Under these circumstances, any time the accumulation value of the policy is less than $40,000.00; the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000.00, the death benefit will be greater than the policy's $100,000.00 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000.00 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000.00; each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000.00 to $40,000.00, the death benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the accumulation value below the $40,000.00 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the

FORM 5514
corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of:

     - the stated amount plus the accumulation value on the date of death or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the policy is $100,000.00.

Under these circumstances, a policy with accumulation value of $20,000.00 will have a death benefit of $120,000.00 ($100,000.00 + $20,000.00). An accumulation value of $60,000.00 will yield a death benefit of $160,000.00 ($100,000.00 +
$60,000.00). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the policy's accumulation value. As a result, if the accumulation value of the policy exceeds $66,667.00, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667.00 will increase the death benefit by $2.50. Under this illustration, a policy with an accumulation value of $80,000.00 will provide a death benefit of $200,000.00 ($80,000.00 + (150% (LOGO) $80,000.00)).

Similarly, to the extent that accumulation value exceeds $66,667.00, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000.00 to $68,000.00, the death benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the second policy year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B policy with a $100,000.00 stated amount and $20,000.00 accumulation value ($120,000.00 death benefit) would be converted to a Plan A policy with $120,000.00 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the policy on the effective date of the change. However, switching between the variable and the

FORM 5514
level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE

We guarantee that the policy will not lapse during the death benefit guarantee period provided you pay the minimum premium. (See "Premiums -- Minimum Premiums.") Accordingly, as long as the death benefit guarantee is in effect, the policy will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee; $0.01 if you choose the guarantee to the later of age 70 or 10 years, or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you:

     - double your stated amount (see "Changes in Stated Amount" below regarding proof of insurability), or

     - increase your stated amount by $100,000 or more.

A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first policy year increase your policy's stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each policy year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect those charges assessed on a per $1000 of stated amount disclosed in the fee tables and surrender charges.

Increases. An increase is treated similarly to the purchase of a new policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your policy.

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Decreases.  You may decrease your stated amount after the first policy year from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $50,000.

     - We will not permit a decrease in stated amount if the policy's cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the corridor percentage test.

     - We will not permit a decrease in stated amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

                       SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your accumulation value by using the loan provisions, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Partial or Full Surrenders, however, may involve tax liability.

You may surrender your policy in full at any time by sending a written request together with the policy to our home office. The cash surrender value of the policy equals the accumulation value less any applicable surrender charges. Increases in stated amount carry their own surrender charge period, therefore, the total surrender charge may vary based on the total number of increases during the policy period. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the policy. Partial surrenders cannot be made more than twice during any policy year. The amount of any partial surrender may not exceed the cash surrender value, minus:

     - any outstanding policy indebtedness,

     - an amount sufficient to cover the next two monthly deductions, and

     - the Administrative Fee of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your policy by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your policy are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage

FORM 5514

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

test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. You should consider the impact of the policy ceasing to be life insurance in this instance.

During the first 15 policy years and for 15 years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any policy year that exceeds 10% of the cash surrender value as of the end of the previous policy year.

LOANS

After the first policy year, you may borrow up to the loan value of your policy. The loan value is the cash surrender value less the cost of insurance charges on your policy to the end of the current policy year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters".)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the General Account and each subaccount in proportion to your accumulation value in the General Account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your policy values. The rate we deduct from your loan proceeds is 5.0%. This amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the policy year. At the beginning of each subsequent policy year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the General Account and each subaccount to pay the interest for the following policy year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the policy proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Undesignated payments are presumed to be premium payments, not loan repayments unless so designated. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the General Account, until the amount borrowed from the General Account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the General Account according to the premium allocation then in effect.

Any outstanding policy indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a policy's cash surrender value (and the death benefit under Plan B policies) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, policy values will not increase as rapidly as they would have if no loan

FORM 5514

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

had been made. If investment results are below that rate, policy values will be higher than they would have been had no loan been made.

PREFERRED LOANS

A preferred loan is available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value minus an amount to cover monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a policy loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

     - the Commission by order permits postponement for the protection of policyholders; or

     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR's net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

                            LAPSE AND REINSTATEMENT

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the policy will remain in force as long as the cash surrender value less any policy indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any policy indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any policy indebtedness to cover the monthly deduction for two policy months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The policy will continue in force throughout the grace period, but if the required premium is not received, the policy will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the policy will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

FORM 5514

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

REINSTATEMENT

If the policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two policy months following the effective date of reinstatement. If loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the policy.

                                     TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

POLICY PROCEEDS

The policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the policy payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the policy, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the policyholder's gross income to the extent that the policy's cash surrender value exceeds the owner's investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.

Loans received under the policy will be construed as indebtedness of the policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the policy is expected to constitute income to the policyholder. Interest payable with respect to such loans is not tax deductible. If the policy is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the policy's accumulation value (including the loan amount) then exceeds your "basis" in the policy. (Your "basis" equals the total amount of premiums that were paid into the policy less any withdrawals from the policy.)

Federal estate and local estate, inheritance and other tax consequences of policy ownership or receipt of policy proceeds depend upon the circumstances of each policyholder and beneficiary.

FORM 5514

AVOIDING MODIFIED ENDOWMENT CONTRACTS

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given us prior authorization to hold your premium payment and we determine your premium payment will cause your policy to become a MEC, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the policy to be treated as a MEC for tax purposes, we will refund the premium payment to you within five (5) business days of confirming your intentions. After we return the premium payment to you, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten (10) business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions within two
(2) business days of receipt of the premium payment, we will apply the premium payment as of the third valuation date, and your policy will be treated as a MEC for federal income tax purposes.

CORRECTION OF MODIFIED ENDOWMENT CONTRACTS

If you have made premium payments in excess of the amount that would be permitted without your policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the policy became a MEC.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each subaccount of VAR for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which VAR is a party or to which the assets of any of the subaccounts of VAR are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

                              FINANCIAL STATEMENTS


The financial Statements of the Registrant, Ohio National Variable Account R, and the Depositor, Ohio National Life Assurance Corporation are included in the Statement of Additional Information ("SAI"). A copy of the SAI may be obtained by calling or writing us at our home office, contacting you agent or representative, or by logging onto the SEC's website at http://www.sec.gov.


FORM 5514

                       STATEMENT OF ADDITIONAL INFORMATION


                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                                One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654


                        OHIO NATIONAL VARIABLE ACCOUNT R

                             VARI-VEST ASSET BUILDER
           INDIVIDUAL, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the "Policy") issued by Ohio National Life Assurance Corporation ("the Company"). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.



                                October 1, 2003

Table of Contents
-----------------

General Information...................................................  1
Services..............................................................  1
Additional Information about Operation of Policies and Registrant.....  2
Additional Information about Charges..................................  4
Performance Data......................................................  5

Indemnification.......................................................  5
Principal Underwriter.................................................  6

Financial Data........................................................

GENERAL INFORMATION

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.

The Ohio National Life Insurance Company ("Ohio National Life")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $11.2 billion and equity in excess of $900 million. Ohio National
Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.


Ohio National Variable Account R ("VAR")

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.

VAR has subaccounts corresponding to each of the Funds listed on pages 2 and 3 of the prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.


SERVICES

Custodian

Pursuant to a written agreement, U.S. Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of VAR. We pay the fee of the custodian for services rendered to VAR. The custodian also provides valuation and certain recordkeeping services to VAR, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of VAR.

Legal Counsel

Jones & Blouch LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the nonparticipating flexible premium variable life insurance policy described in the Prospectus and SAI. All matters of Ohio law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Ohio Insurance Law, have been passed upon by Ronald L. Benedict, Corporate Vice President and Secretary of the Company.

Actuarial Expert

Actuarial matters included in this Prospectus have been examined by David W. Cook, FSA, MSAA, Senior Vice President and Actuary, as stated in the opinion filed as an exhibit to the registration statement.

SERVICES


The financial statements of VAR and Ohio National Life Assurance Corporation for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 W Nationwide Boulevard, Columbus, Ohio, 43215.




ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Annual Report

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any policy indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your policy one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you ask for more than one annual report.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in stated amount, after the policy has been in force during your lifetime for a period of two years from the policy date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

Misstatements

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the policy by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  Is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years from the policy date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Assignment

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The policyholder's rights and the rights of the beneficiary may be affected by an assignment.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Optional Insurance Benefits

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

The accelerated death benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your policy in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There is no charge for this rider and you can select the rider at anytime by contacting us.


ADDITIONAL INFORMATION ABOUT CHARGES



Special Purchase Plans

Ohio National Life and its affiliated companies offer a credit on the purchase of policies by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either
(i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the policy.

The amount of the initial credit equals 45% of the first policy year's maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the General Account of the employee's policy effective one day after the latest of the following three dates:

     - the policy approval date,

     - the policy effective date, or

     - the date the initial payment is received.

The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in policy years two through six, is credited to the General Account of the employee's policy at the beginning of the seventh policy year. For any increase that occurs during the first six policy years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.

If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.

Underwriting Procedures

Guaranteed maximum cost of insurance rates are based on the 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured's gender and smoking status. The rates will reflect the insured's risk classes.
Supplemental Benefits

There are several supplemental benefits or riders that may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders impose additional charges which are disclosed in the prospectus.

Term Rider - allows you to buy term insurance coverage as a part of your policy. If you choose to convert the term rider to permanent insurance at some point in the future, it will be treated the same as an increase to the Policy's stated amount.

Waiver of Stipulated Premium - provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.

Accidental Death Benefit - provides for an additional death benefit if the insured's death result from accidental injury and occurs within 180 days from the accident.

Guaranteed Purchase Option - provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.

Lifetime Advantage Rider - an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy's death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. There is no charge for this reedier and it may added to the Policy at any time.

Family Term Life Insurance Rider - provides term insurance coverage on your child(ren) as part of your Policy.

Spouse Term Rider/Additional Insured Rider - provides term insurance coverage on the insured's spouse or someone other than the insured's spouse or children as part of the Policy.

Continuation of Coverage Rider - enables you to continue the full death benefit amount of your policy past the maturity date of age 100, as long as there is a positive cash surrender value in the policy at the time. This rider is only available at the time the policy is issued.

Exchange of Life Rider - Allows the named insured to be changed.


PERFORMANCE DATA

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio's average annual total return using the following method:

     - A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price ("initial investment") is assumed.

     - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

     - The ending value is divided by the initial investment.

     - The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.


INDEMNIFICATION

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.


PRINCIPAL UNDERWRITER

Ohio National Equities, Inc. ("ONEQ"), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. The policies are offered on a continue basis. Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days' written notice. The following chart shows the premium payments received by VAR for the last three years and the amount paid to ONEQ as its underwriting fee.

Year          Premiums Received by VAR          Underwriting fees paid to ONEQ
--------------------------------------------------------------------------------
2002                 $120,547,771                      $27,473,639

The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

In addition to this and the other contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, ONEQ also serves as the principal underwriter for variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D.

The officers and directors of ONEQ are:

David B. O'Maley........................... Director and Chairman
John J. Palmer............................. Director and President
Thomas A. Barefield........................ Senior Vice President
Trudy K. Backus............................ Director and Vice President
James I. Miller II......................... Director and Vice President
Ronald L. Benedict......................... Director and Secretary
Barbara A. Turner.......................... Operations Vice President, Treasurer
                                                 and Compliance Officer

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
    (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                              Financial Statements

                           December 31, 2002 and 2001

                   (With Independent Auditors' Report Thereon)

[KPMG LOGO]

         191 West Nationwide Boulevard            Telephone 614 249 2300
         Suite 500                                Fax 614 249 2348
         Columbus, OH  43215-2568



                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) (a wholly owned subsidiary of The Ohio National Life Insurance Company) as of December 31, 2002 and 2001, and the related statements of income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
January 31, 2003

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
    (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                                 Balance Sheets

                           December 31, 2002 and 2001

                  (Dollars in thousands, except share amounts)

                                         ASSETS                       2002               2001
                                                                   ----------         ---------
Investments (notes 4, 7, and 8):
     Fixed maturities available-for-sale, at fair value            $  886,809           654,073
     Fixed maturities held-to-maturity, at amortized cost              67,097            85,937
     Mortgage loans on real estate, net                               332,990           345,009
     Real estate, net                                                  28,191            28,704
     Policy loans                                                      48,520            52,230
     Other long term investments                                       53,784            30,159
                                                                   ----------         ---------
              Total investments                                     1,417,391         1,196,112
Cash                                                                   27,643            70,383
Accrued investment income                                              16,540            12,646
Deferred policy acquisition costs                                     215,807           196,148
Reinsurance recoverable (note 11)                                     169,834           181,063
Other assets                                                            3,037             3,368
Assets held in Separate Accounts                                      142,259           163,415
                                                                   ----------         ---------
              Total assets                                         $1,992,511         1,823,135
                                                                   ==========         =========
                    LIABILITIES AND STOCKHOLDER'S EQUITY

Future policy benefits and claims (note 5)                         $1,519,787         1,341,945
Other policyholder funds                                                1,687             2,329
Federal income taxes (note 6):
     Current                                                            7,275            22,927
     Deferred                                                           3,444             4,316
Other liabilities                                                      34,810            22,882
Liabilities related to Separate Accounts                              142,259           163,415
                                                                   ----------         ---------
              Total liabilities                                     1,709,262         1,557,814
                                                                   ----------         ---------
Stockholder's equity (notes 3 and 9):
     Class A common stock, $3,000 par value. Authorized
         10,000 shares; issued and outstanding 3,200 shares             9,600             9,600
     Additional paid-in capital                                        27,025            27,025
     Accumulated other comprehensive income                             6,503             3,473
     Retained earnings                                                240,121           225,223
                                                                   ----------         ---------
              Total stockholder's equity                              283,249           265,321
Commitments and contingencies (notes 6, 8, 11, and 12)
                                                                   ----------         ---------
              Total liabilities and stockholder's equity           $1,992,511         1,823,135
                                                                   ==========         =========

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
    (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 2002, 2001, and 2000

                             (Dollars in thousands)

                                                                 2002              2001              2000
                                                               --------           -------           -------
Revenues (note 11):
     Universal life policy charges                            $  69,777            65,079            60,581
     Traditional life insurance premiums                         36,233              (345)              176
     Accident and health insurance premiums                       7,940             7,872             7,624
     Annuity premiums and charges                                   689               462               468
     Net investment income (note 4)                              99,531            89,510            83,410
     Net realized losses on investments (note 4)                 (8,956)           (3,988)           (1,049)
                                                               --------           -------           -------
                                                                205,214           158,590           151,210
                                                               --------           -------           -------
Benefits and expenses (note 11):
     Benefits and claims                                        130,795            91,130            73,998
     Amortization of deferred policy acquisition costs
         excluding impact of realized gains (losses)             17,008            17,624             3,201
     Amortization of deferred policy acquisition costs
         due to realized gains (losses)                          (1,603)             (803)             --
     Other operating costs and expenses (note 10)                17,192            20,008            21,307
                                                               --------           -------           -------
                                                                163,392           127,959            98,506
                                                               --------           -------           -------
                  Income before Federal income taxes             41,822            30,631            52,704
                                                               --------           -------           -------
Federal income taxes (note 6):
     Current expense                                             17,348            14,472            15,616
     Deferred (benefit) expense                                  (2,424)           (6,286)            2,831
                                                               --------           -------           -------
                                                                 14,924             8,186            18,447
                                                               --------           -------           -------
                  Net income                                  $  26,898            22,445            34,257
                                                              =========           =======           =======

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company

                  Statements of Changes in Stockholder's Equity

                  Years ended December 31, 2002, 2001, and 2000

                             (Dollars in thousands)

                                                                                    ACCUMULATED
                                                                     ADDITIONAL        OTHER                            TOTAL
                                                      COMMON          PAID-IN      COMPREHENSIVE      RETAINED       STOCKHOLDER'S
                                                      STOCK           CAPITAL       INCOME (LOSS)     EARNINGS          EQUITY
                                                     --------          ------          ------          -------          -------
2000:
     Balance, beginning of year                      $  9,600          27,025          (7,382)         192,521          221,764
     Comprehensive income:
         Net income                                      --              --              --             34,257           34,257
         Other comprehensive income (note 13)            --              --             9,152             --              9,152
                                                                                                                        -------
              Total comprehensive income                                                                                 43,409
                                                     --------          ------           -----          -------          -------
     Balance, end of year                            $  9,600          27,025           1,770          226,778          265,173
                                                     ========          ======           =====          =======          =======

2001:
     Balance, beginning of year                      $  9,600          27,025           1,770          226,778          265,173
     Dividends to parent (note 9)                        --              --              --            (24,000)         (24,000)
     Comprehensive income:
         Net income                                      --              --              --             22,445           22,445
         Other comprehensive income (note 13)            --              --             1,703             --              1,703
                                                                                                                        -------
              Total comprehensive income                                                                                 24,148
                                                     --------          ------           -----          -------          -------
     Balance, end of year                            $  9,600          27,025           3,473          225,223          265,321
                                                     ========          ======           =====          =======          =======

2002:
     Balance, beginning of year                      $  9,600          27,025           3,473          225,223          265,321
     Dividends to parent (note 9)                        --              --              --            (12,000)         (12,000)
     Comprehensive income:
         Net income                                      --              --              --             26,898           26,898
         Other comprehensive income (note 13)            --              --             3,030             --              3,030
                                                                                                                        -------
              Total comprehensive income                                                                                 29,928
                                                     --------          ------           -----          -------          -------
     Balance, end of year                            $  9,600          27,025           6,503          240,121          283,249
                                                     ========          ======           =====          =======          =======

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company

                            Statements of Cash Flows

                  Years ended December 31, 2002, 2001, and 2000

                             (Dollars in thousands)

                                                                                       2002               2001              2000
                                                                                     ---------          --------          --------
Cash flows from operating activities:
     Net income                                                                      $  26,898            22,445            34,257
     Adjustments to reconcile net income to net cash
         provided by operating activities:
              Capitalization of deferred policy acquisition costs                      (41,637)          (28,789)          (25,852)
              Amortization of deferred policy acquisition costs                         15,405            16,821             3,201
              Amortization and depreciation                                                488               325               522
              Realized losses on invested assets, net                                    8,956             3,988             1,049
              (Increase) decrease in accrued investment income                          (3,894)            1,198            (2,329)
              Decrease (increase) in reinsurance receivables and other assets           11,560           (28,547)          (37,378)
              Increase in policyholder account balances                                 13,525            33,249            35,446
              (Decrease) increase in other policyholder funds                             (642)              432              (403)
              (Decrease) increase in current Federal income tax payable                (15,652)           14,466             7,641
              Increase (decrease) in other liabilities                                  11,928            (2,554)           12,571
              Deferred income taxes                                                     (2,424)           (6,286)            2,831
              Other, net                                                                 1,682             2,527                (2)
                                                                                     ---------          --------          --------
                  Net cash provided by operating activities                             26,193            29,275            31,554
                                                                                     ---------          --------          --------
Cash flows from investing activities:
     Proceeds from maturity of fixed maturities available-for-sale                     247,895           162,250            95,908
     Proceeds from maturity of fixed maturities held-to-maturity                        25,040             5,983            13,417
     Proceeds from repayment of mortgage loans on real estate                           43,698            22,199            31,809
     Cost of fixed maturities available-for-sale acquired                             (477,298)         (104,971)         (243,442)
     Cost of fixed maturities held-to-maturity acquired                                 (7,000)           (7,400)           (1,600)
     Cost of mortgage loans on real estate acquired                                    (31,750)         (105,717)          (31,880)
     Cost of real estate acquired                                                         (245)          (29,263)               --
     Change in other assets, net                                                       (25,300)          (30,857)               --
     Change in policy loans, net                                                         3,710            (3,463)           (4,766)
                                                                                     ---------          --------          --------
              Net cash used in investing activities                                   (221,250)          (91,239)         (140,554)
                                                                                     ---------          --------          --------
Cash flows from financing activities:
     Increase in universal life and investment product account balances                314,604           274,129           252,178
     Decrease in universal life and investment product account balances               (150,287)         (168,560)         (165,520)
     Dividends to shareholder                                                          (12,000)          (24,000)               --
                                                                                     ---------          --------          --------
              Net cash provided by financing activities                                152,317            81,569            86,658
                                                                                     ---------          --------          --------
              Net (decrease) increase in cash and cash equivalents                     (42,740)           19,605           (22,342)
Cash and cash equivalents, beginning of year                                            70,383            50,778            73,120
                                                                                     ---------          --------          --------
Cash and cash equivalents, end of year                                               $  27,643            70,383            50,778
                                                                                     =========          ========          ========
Supplemental disclosure:
     Federal income taxes paid                                                       $  33,000                --             7,960
                                                                                     =========          ========          ========

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


(1)      ORGANIZATION AND BUSINESS DESCRIPTION

         Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability, and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

         The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

                  LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories, or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

                  CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

                  INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for nonconformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note 3).

                                        6                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


(A)      VALUATION OF INVESTMENTS, RELATED GAINS AND LOSSES AND INVESTMENT
         INCOME

         Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading.

         Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Cash receipts on nonaccrual status mortgage loans on real estate are included in interest income in the period received.

         Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances.

         Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date. Estimates for valuation allowances and other-than-temporary declines of the fair value of invested assets are included in net realized gains and losses on investments.

         Management regularly reviews its fixed maturity securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to amortized cost or cost, as appropriate, the length of time the security's fair value has been below amortized cost or cost, and by how much, and specific credit issues related to the issuer, and current economic conditions. Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in the securitized financial assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interest is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment is recognized and the purchased beneficial interest is written down to fair value. Other-than-temporary impairment losses result in a permanent reduction of the cost basis of the underlying investment.

         Dividends are recorded on the ex-dividend date and interest is accrued as earned.

                                        7                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


(B)      REVENUES AND BENEFITS

         Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual immediate and deferred annuities. Universal life insurance products include universal life, variable universal life and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance charges, policy administration charges and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

         Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life and term life policies. Premiums for traditional nonparticipating life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         Accident and Health Insurance Products: Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

(C)      DEFERRED POLICY ACQUISITION COSTS (DAC)

         The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department, and certain variable sales expenses have been deferred. For traditional nonparticipating life insurance products, DAC is predominantly being amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For investment and universal life products, DAC is being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance charges, policy administration charges, and surrender charges. DAC is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see note 2(a)).

         The Company's long-term assumption for net separate account performance is 8.25 percent. Prior to 2002, actual net separate account performance had no immediate effect on assumptions of future projected performance. Beginning in 2002, the Company began to assume that the level of separate account assets resulting from market performance would revert, over a three year period, to the level expected if the long-term assumed trend rate had applied. This refinement to the estimation of long-term returns is commonly referred to as a reversion to the mean. The Company's policy regarding the reversion to the mean process does not permit projected returns to be below 2.67 percent or in excess of
         16.60 percent during the three-year reversion period.

                                        8                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


         Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

(D)      SEPARATE ACCOUNTS

         Separate Account assets and liabilities represent contractholders' funds, which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

(E)      FUTURE POLICY BENEFITS

         Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued (see note 5).

         Future policy benefits for investment products in the accumulation phase, universal life and variable universal life insurance products have been calculated based on participants' contributions plus interest less applicable contract charges (see note 5).

(F)      REINSURANCE CEDED

         Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(G)      FEDERAL INCOME TAXES

         ONLAC is included as part of the consolidated federal income tax return of its ultimate parent, Ohio National Mutual Holdings, Inc. The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

                                        9                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


(H)      CASH EQUIVALENTS

         For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

(I)      USE OF ESTIMATES

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The estimates susceptible to significant change are those used in determining the amortization of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, those used in determining valuation allowances for deferred tax assets, mortgage loans on real estate and real estate, and those used in determining other-than-temporary declines in fair value of invested assets. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

(J)      RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

         In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation ARB No. 51 (FIN 46). Accounting Research Bulletin No. 51, Consolidated Financial Statements (ARB 51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved via ownership of a majority voting interest. FIN 46 clarifies the application of ARB 51, to certain "variable interest entities"
         (VIE) where the equity investors do not have all of the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Companies adopting FIN 46 must first identify VIEs with which they are involved and then determine whether they require consolidation. A company is deemed the "primary beneficiary" of a VIE if it holds a majority of the VIEs variable interest, and is therefore required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46. The Company is evaluating the potential impact of adopting FIN 46 on the results of operations and financial position.

         In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirement for Guarantees - an interpretation of FASB Statements No. 5, 57, and 107 and rescission of FASB Interpretation No. 34 (FIN 45). FIN 45 requires a guarantor to provide more detailed interim and annual financial statement disclosures about obligations under certain guarantees it has issued. It also requires a guarantor to recognize, at the inception of new guarantees issued or modified after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee. Although superceded by FIN 45, the guidance provided in FASB Interpretation No. 34, Disclosure of Indirect Guarantees of Indebtedness of Others has been incorporated into FIN 45 without change. The adoption of the transition (components of FIN 45) by

                                        10                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


         the Company on December 15, 2002 had no material impact on the financial position or results of operations of the Company. The adoption of the remaining components of FIN 45 on January 1, 2003 will not have a material impact on the financial position or results of operations of the Company.

         In June 2002, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146), which the Company adopted January 1, 2003. Adoption of SFAS 146 will not have any impact on the financial position or results of operations of the Company.

         In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statement No. 4, 44, and 64, Amendment of FASB Statement No. 13 and Technical Corrections (SFAS 145), which the Company adopted on October 1, 2002. The adoption of SFAS 145 did not have any impact on the financial position or results of operations of the Company.

         In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supercedes SFAS 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions (APB 30). SFAS 144 was adopted by the Company on January 1, 2002 and carries forward many of the provisions of SFAS 121 and APB 30 for recognition and measurement of the impairment of long-lived assets to be held and used, and measurement of long-lived assets to be disposed of by sale. Under SFAS 144, if a long-lived asset is part of a group that includes other assets and liabilities, then the provisions of SFAS 144 apply to the entire group. In addition, SFAS 144 does not apply to goodwill and other intangible assets that are not amortized. The adoption of SFAS 144 did not have a material impact on the results of operations or financial position of the Company.

         In June 2001, the FASB issued SFAS No. 141, Business Combinations and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 mandates the purchase method of accounting be used for all business combinations initiated after June 30, 2001, and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS No. 142 addresses the accounting for goodwill and intangible assets subsequent to an acquisition. The Company was required to adopt SFAS No. 142 on January 1, 2002. The adoption of SFAS No. 141 and No. 142 did not have a material impact on the Company's results of operations or financial position.

         The Company adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended as of January 1, 2001. The impact of adoption was not material to the financial position of the Company.

(K)      RECLASSIFICATIONS

         Certain amounts in the 2001 and 2000 financial statements have been reclassified to conform to the 2002 presentation.

                                        11                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


(3)      BASIS OF PRESENTATION

         The accompanying financial statements have been prepared in accordance with GAAP, which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC filed with the Ohio Department of Insurance (Department), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         The statutory basis capital and surplus of ONLAC as of December 31, 2002 and 2001 was $122,160 and $134,028, respectively. The statutory basis net income (loss) of ONLAC for the years ended December 31, 2002, 2001, and 2000 was $(3,350), $10,677, and $26,041, respectively.

         The NAIC completed a project to codify statutory accounting principles (Codification), and issued a new NAIC Accounting Practices and Procedures Manual, which was effective January 1, 2001 for ONLAC. The significant change for ONLAC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification. The impact to statutory basis capital and surplus of adopting codification was an increase of $6,959.

                                        12                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
    (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)

(4)      INVESTMENTS

         An analysis of investment income and realized gains (losses) by investment type follows for the years ended December 31:

                                                              INVESTMENT INCOME
                                                ---------------------------------------------
                                                   2002               2001              2000
                                                ---------            ------            ------
Gross investment income:
     Fixed maturities available-for-sale        $  61,307            52,936            50,143
     Fixed maturities held-to-maturity              6,998             6,969             7,641
     Mortgage loans on real estate                 28,408            24,844            21,291
     Real estate                                    5,159             3,481                --
     Short-term investments                           282             1,023             2,261
     Other                                          3,527             3,785             3,051
                                                ---------            ------            ------
         Total gross investment income            105,682            93,038            84,387

Investment expenses                                (6,151)           (3,528)             (977)
                                                ---------            ------            ------
         Net investment income                  $  99,531            89,510            83,410
                                                =========            ======            ======

                                                           REALIZED GAINS (LOSSES) ON INVESTMENTS
                                                           ---------------------------------------
                                                            2002             2001            2000
                                                           -------          ------          ------
Gross realized gains (losses) on investments:
     Fixed maturities available-for-sale                   $(7,335)           (233)           (805)
     Fixed maturities held-to-maturity                        (750)             --             294
     Mortgage loans on real estate                            (800)         (3,196)         (1,908)
                                                           -------          ------          ------
         Total gross realized losses on investments         (8,885)         (3,429)         (2,419)

Change in valuation allowance for mortgage loans
     on real estate                                            (71)           (559)          1,370
                                                           -------          ------          ------
         Net realized losses on investments                $(8,956)         (3,988)         (1,049)
                                                           =======          ======          ======

                                        13                           (Continued)

                     OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


The amortized cost and estimated fair value of securities available-for-sale and fixed maturities held-to-maturity were as follows:

                                                                        DECEMBER 31, 2002
                                                   ----------------------------------------------------------
                                                                     GROSS           GROSS
                                                  AMORTIZED        UNREALIZED      UNREALIZED        ESTIMATED
                                                     COST            GAINS           LOSSES          FAIR VALUE
                                                   --------          ------          -------          -------
Securities available-for-sale:
     Fixed maturities:
         U.S. Treasury securities and
              obligations of
              U.S. government
              corporations and agencies            $ 40,431           7,000               --           47,432
         Obligations of states and
              political subdivisions                  3,595             139               --            3,733
         Corporate securities                       506,514          34,884          (20,420)         520,978
         Mortgage-backed securities                 312,295          18,736          (16,365)         314,666
                                                   --------          ------          -------          -------
                  Total fixed maturities           $862,835          60,759          (36,785)         886,809
                                                   ========          ======          =======          =======
Fixed maturity securities held-to-maturity:
         Corporate securities                      $ 64,662          11,458           (3,778)          72,342
         Other                                        2,435             601               --            3,036
                                                   --------          ------          -------          -------
                                                   $ 67,097          12,059           (3,778)          75,378
                                                   ========          ======          =======          =======

                                        14                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
    (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)

                                                                        DECEMBER 31, 2001
                                                   ----------------------------------------------------------
                                                                     GROSS           GROSS
                                                  AMORTIZED        UNREALIZED      UNREALIZED        ESTIMATED
                                                     COST            GAINS           LOSSES          FAIR VALUE
                                                   --------          ------          -------          -------
Securities available-for-sale:
     Fixed maturities:
          U.S. Treasury securities and
            obligations of
            U.S. government
            corporations and agencies              $ 42,381           5,417               --           47,798
          Obligations of states and
            political subdivisions                    3,792             138              (15)           3,915
          Corporate securities                      331,453          13,540          (20,428)         324,565
          Mortgage-backed securities                263,620          15,657           (1,482)         277,795
                                                   --------          ------          -------          -------
              Total fixed maturities               $641,246          34,752          (21,925)         654,073
                                                   ========          ======          =======          =======
Fixed maturity securities held-to-maturity:
          Corporate securities                     $ 83,462           3,785             (984)          86,263
          Other                                       2,475             216               --            2,691
                                                   --------          ------          -------          -------
                                                   $ 85,937           4,001             (984)          88,954
                                                   ========          ======          =======          =======

The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                                  2002                   2001
                                                                ---------               ------
Gross unrealized gain                                           $  23,974               12,827
Less:
     Adjustment to deferred policy acquisition costs               13,098                6,525
     Deferred federal income tax                                    3,748                2,204
                                                                ---------               ------
                                                                $   7,128                4,098
                                                                =========               ======

                                        15                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


An analysis of the change in gross unrealized gains on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                                        2002               2001               2000
                                                      -------              -----             ------
Securities available-for-sale                         $11,147              3,603             28,561
Fixed maturity securities held-to-maturity              5,264              1,805              4,349

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and fixed maturity securities held-to-maturity as of December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are allocated based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2002.

                                                                             FIXED MATURITY SECURITIES
                                                  ----------------------------------------------------------------------------
                                                        AVAILABLE-FOR-SALE                              HELD-TO-MATURITY
                                                  --------------------------------                ----------------------------
                                                  AMORTIZED              ESTIMATED              AMORTIZED             ESTIMATED
                                                     COST                FAIR VALUE                COST               FAIR VALUE
                                                  ----------               -------                ------                ------
Due in one year or less                           $    4,090                 4,299                   664                   670
Due after one year through five years                 46,242                49,370                24,900                25,558
Due after five years through ten years               132,243               138,100                17,111                14,611
Due after ten years                                  680,260               695,040                24,422                34,539
                                                  ----------               -------                ------                ------
                                                  $  862,835               886,809                67,097                75,378
                                                  ==========               =======                ======                ======

Proceeds from the sale of securities available-for-sale (excluding calls) during 2002, 2001, and 2000 were $226,083, $161,821, and $62,647, respectively. Gross gains of $5,757 ($1,157 in 2001 and $299 in 2000) and gross losses of $14,961
($1,264 in 2001 and $1,219 in 2000) were realized on those sales.

Investments with an amortized cost of $3,890 and $3,887 as of December 31, 2002 and 2001, respectively, were on deposit with various regulatory agencies as required by law.

Real estate is presented at cost less accumulated depreciation of $758 and $559 as of December 31, 2002 and 2001, respectively and valuation allowances of $0 in 2002 and 2001.

The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosed mortgage loans on real estate in 2002. The Company foreclosed on one of its mortgage loans on real estate in 2001, the loan had an aggregate value of $3,049.

                                        16                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


(5)      FUTURE POLICY BENEFITS AND CLAIMS

         The liability for future policy benefits for universal life insurance policies and investment contracts (approximately 83% and 82% of the total liability for future policy benefits as of December 31, 2002 and 2001, respectively) has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 6.2%, 6.3% and 6.1% for the years ended December 31, 2002, 2001, and 2000, respectively.

         The liability for future policy benefits for traditional life policies has been established based upon the net level premium method using the following assumptions:

                     YEAR OF ISSUE                INTEREST RATE
                     -------------                -------------
                  2002, 2001 and 2000                4.0-5.0%
                  1999 and prior                     4.0-6.0%

         Withdrawals:

         Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

         Mortality:

         Mortality and morbidity rates are based on published tables, guaranteed in insurance contracts.

(6)      FEDERAL INCOME TAX

         Prior to 1984, the Life Insurance Company Income Tax Act of 1959, as amended by the Deficit Reduction Act of 1984 (DRA), permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in the Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. The DRA eliminated any additional deferrals to the PSA. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The pre-tax balance of the PSA is approximately $5,257 as of December 31, 2002.

                                        17                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


Total Federal income tax expense for the years ended December 31, 2002, 2001, and 2000 differs from the amount computed by applying the U.S. Federal income tax rate to income before federal income tax as follows:

                                                 2002                            2001                            2000
                                       ------------------------        ------------------------        ------------------------
                                        AMOUNT            %             AMOUNT            %             AMOUNT            %
                                       --------        --------        --------        --------        --------        --------
Computed (expected) tax
     expense                           $ 14,638            35.0        $ 10,721            35.0        $ 18,447            35.0
Dividends received deduction
     and tax exempt interest                (67)           (0.2)            (43)           (0.1)           (192)           (0.4)
Other, net                                  353             0.8          (2,492)           (8.1)            192             0.4
                                       --------        --------        --------        --------        --------        --------
Total expense and effective rate       $ 14,924            35.6        $  8,186            26.8        $ 18,447            35.0
                                       ========        ========        ========        ========        ========        ========

The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2002 and 2001 relate to the following:

                                                                 2002                      2001
                                                              -----------                 -------
Deferred tax assets:
     Future policy benefits                                   $   110,356                 108,417
     Mortgage loans on real estate                                    799                     774
     Capital loss carry-forward                                     2,686                      --
     Other                                                            506                     449
                                                              -----------                 -------
                  Total gross deferred tax assets                 114,347                 109,640
                                                              -----------                 -------
Deferred tax liabilities:
     Deferred policy acquisition costs                             48,714                  44,358
     Fixed maturity securities available-for-sale                   8,339                   4,487
     Reinsurance recoverable                                       58,789                  62,923
     Fixed assets                                                      49                      --
     Other                                                          1,900                   2,188
                                                              -----------                 -------
              Total gross deferred tax liabilities                117,791                 113,956
                                                              -----------                 -------
              Net deferred tax liability                      $    (3,444)                 (4,316)
                                                              ===========                 =======

                                        18                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


         The Company has determined that a deferred tax asset valuation allowance was not needed as of December 31, 2002 and 2001. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of the deductible differences remaining at December 31, 2002.

(7)      DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

         SFAS No. 107, Disclosures About Fair Value of Financial Instruments (SFAS No. 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS No. 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

                  CASH, SHORT-TERM INVESTMENTS, POLICY LOANS, AND OTHER POLICYHOLDER FUNDS - The carrying amount reported in the balance sheet for these instruments approximate their fair value.

                  INVESTMENT SECURITIES - Fair value for fixed maturity securities generally represent quoted market prices traded in the public market place. For fixed maturity securities not actively traded, or in case of private placements, fair value is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and duration of the investments.

                  SEPARATE ACCOUNT ASSETS AND LIABILITIES - The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract values in the Separate Account portfolios.

                  MORTGAGE LOANS ON REAL ESTATE - The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

                  DEFERRED AND IMMEDIATE ANNUITIES AND INVESTMENT CONTRACTS - Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

                                        19                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


The carrying amount and estimated fair value of financial instruments subject to SFAS No. 107 disclosure requirements were as follows as of December 31:

                                                                     2002                                       2001
                                                        ------------------------------              ----------------------------
                                                        CARRYING             ESTIMATED             CARRYING            ESTIMATED
                                                         AMOUNT              FAIR VALUE             AMOUNT             FAIR VALUE
                                                        ---------              -------              -------              -------
Assets:
     Investments:
         Fixed maturities available-for-sale            $ 886,809              886,809              654,073              654,073
         Fixed maturities held-to-maturity                 67,097               75,378               85,937               88,954
         Mortgage loans on real estate                    332,990              363,417              345,009              359,977
         Policy loans                                      48,520               48,520               52,230               52,230
         Cash                                              27,643               27,643               70,383               70,383
         Assets held in Separate Accounts                 142,259              142,259              163,415              163,415

Liabilities:
     Deferred and immediate annuity
         contracts                                        204,527              207,790              156,398              156,807
     Other policyholder funds                               1,687                1,687                2,329                2,329
     Liabilities related to Separate
         Accounts                                         142,259              142,259              163,415              163,415

(8)      ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

         (A)      FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

                  The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund venture capital partnerships of approximately $11,696 and $11,786 as of December 31, 2002 and 2001, respectively. These commitments involve to varying degrees, elements of credit and market risk in excess of amounts recognized in the financial statements. The credit risk of all financial instruments, whether on- or off-balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

                                        20                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


(B)      SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

         Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 11% in any state at December 31, 2002. The summary below depicts loan exposure of remaining principal balances by type at December 31:

                                                        2002               2001
                                                      --------           -------
Mortgage assets by type:
  Retail                                              $106,767           100,408
  Office                                                81,682            78,873
  Apartment                                             62,746            82,982
  Industrial                                            48,801            55,741
  Other                                                 34,628            28,568
                                                      --------           -------
                                                       334,624           346,572

Less valuation allowances                                1,634             1,563
                                                      --------           -------
    Total mortgage loans on real estate, net          $332,990           345,009
                                                      ========           =======

(9)      REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS

         ONLAC exceeds the minimum risk-based capital (RBC) requirements as established by the NAIC as of December 31, 2002. Also, the impact of adoption of Codification as of January 1, 2001 (see note 3) did not have a material impact on ONLAC's RBC level.

         The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the director of the Department is limited to the greater of the net income of the preceding calendar year or 10% of unassigned statutory surplus as of the preceding December 31. The Company paid dividends of $12,000 in 2002 ($24,000 in 2001 and none in 2000). Dividends of approximately $11,300 may be paid in 2003 without prior approval.

(10)     RELATED PARTY TRANSACTIONS

         The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing, and related services to ONLAC. This agreement resulted in charges to the Company of approximately $20,000, $18,600, and $16,600 in 2002, 2001, and 2000, respectively.

         In 2001, the Company sold fixed maturity securities with a carrying value of $100,390 to ONLIC. In exchange for these securities, the Company received limited partnerships valued at $29,737, mortgage loans valued at $68,799 and $1,854 in cash.

                                        21                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


(11)     REINSURANCE

         In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                                 2002                              2001                           2000
                                       -------------------------          ----------------------          ----------------------
                                                          NON-                            NON-                            NON-
                                        AFFILIATE       AFFILIATE       AFFILIATE       AFFILIATE       AFFILIATE       AFFILIATE
                                       --------          -------          ------         -------          ------          ------
Premiums                               $ (4,197)          42,578          27,432          33,576          25,985          29,871
Benefits incurred                         6,074           17,803          16,826          15,490          13,253          16,455
Commission and expense
     allowances                           1,081            9,928           1,165           6,989           1,285           5,893
Reinsurance recoverable:
     Reserves for future policy
         benefits                        52,300          115,073          75,554         100,763          74,746          79,223
     Policy and contract claims
         payable                            306            2,155           3,205           1,541             501             556

Net traditional life and accident and health insurance premium income in 2002, 2001 and 2000 is summarized as follows:

                                      2002             2001              2000
                                    --------          -------           ------
Direct premiums earned              $ 81,180           66,438           61,514
Reinsurance assumed                    1,374            2,098            2,142
Reinsurance ceded                    (38,381)         (61,009)         (55,856)
                                    --------          -------           ------
         Net premiums earned        $ 44,173            7,527            7,800
                                    ========          =======           ======

         Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

         Effective January 1, 2002, the Company terminated its individual life reinsurance agreement with The Ohio National Life Insurance Company, the Company's parent. The effect of the termination of this agreement cost the Company approximately $7.2 million, net of federal income taxes of $3.9 million.

(12)     CONTINGENCIES

         The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

                                        22                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)


(13)     OTHER COMPREHENSIVE INCOME

         Other Comprehensive Income includes net income as well as certain items that are reported directly within the separate components of stockholder's equity that bypass net income. The related before and after federal tax amounts for the years ended December 31, 2002, 2001, and 2000 were as follows:

                                                                                2002               2001              2000
                                                                               -------             -----            ------
Unrealized gains (losses) on securities available-for-sale arising during the period:
         Net of adjustment to deferred policy acquisition
              costs                                                            $(2,303)            2,001            12,994
         Related Federal tax (expense) benefit                                     863              (568)           (5,196)
                                                                               -------             -----            ------
              Net                                                               (1,440)            1,433             7,798
                                                                               -------             -----            ------
Less:
     Reclassification adjustment for net (losses) gains on securities available-for-sale realized during the period:

         Gross                                                                  (6,877)             (416)           (2,083)
         Related Federal tax benefit                                             2,407               146               729
                                                                               -------             -----            ------
              Net                                                               (4,470)             (270)           (1,354)
                                                                               -------             -----            ------
              Total other comprehensive income                                 $ 3,030             1,703             9,152
                                                                               =======             =====            ======

(14)     SEGMENT INFORMATION

         The Company conducts its business in one primary operating segment: individual life insurance. Individual life insurance includes universal life, variable universal life and term life. All products within this segment share similar distribution systems and some degree of mortality (loss of life) risk. All other amounts not attributable to this segment are aggregated into a single column for presentation purposes. There are no other significant segments requiring separate identification. The sum of the financial information from these segments equals the information for the Company as a whole.

                                        23                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
    (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)

                                    YEAR ENDED OR AS OF DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------
                                                         INDIVIDUAL
                                                            LIFE                  ALL
                                                         INSURANCE               OTHER                 TOTAL
                                                        -----------           -----------           -----------
Revenues:
     Universal life policy charges                      $    69,777                    --                69,777
     Traditional life insurance premiums                     36,233                    --                36,233
     Accident and health insurance premiums                      --                 7,940                 7,940
     Annuity premiums and charges                                --                   689                   689
     Net investment income                                   82,114                17,417                99,531
     Net realized losses on investments                          (7)               (8,949)               (8,956)
                                                        -----------           -----------           -----------
                                                            188,117                17,097               205,214
                                                        -----------           -----------           -----------
Benefits and expenses:
     Benefits and claims                                $   111,581                19,214               130,795
     Provision for policyholders' dividends on
         participating policies                                  --                    --                    --
     Operating expenses                                      15,380                17,217                32,597
                                                        -----------           -----------           -----------
                                                            126,961                36,431               163,392
                                                        -----------           -----------           -----------
     Income (loss) before Federal income taxes          $    61,156               (19,334)               41,822
                                                        ===========           ===========           ===========
Total assets as of December 31, 2002                    $ 1,571,466               421,045             1,992,511
                                                        ===========           ===========           ===========

                                        24                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
    (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)

                                    YEAR ENDED OR AS OF DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------
                                                         INDIVIDUAL
                                                            LIFE                  ALL
                                                         INSURANCE               OTHER                 TOTAL
                                                        -----------           -----------           -----------
Revenues:
     Universal life policy charges                      $    65,006                    73                65,079
     Traditional life insurance premiums                       (345)                   --                  (345)
     Accident and health insurance premiums                      --                 7,872                 7,872
     Annuity premiums and charges                                --                   462                   462
     Net investment income                                   73,648                15,862                89,510
     Net realized losses on investments                          --                (3,988)               (3,988)
                                                        -----------           -----------           -----------
                                                            138,309                20,281               158,590
                                                        -----------           -----------           -----------
Benefits and expenses:
     Benefits and claims                                     74,390                16,740                91,130
     Provision for policyholders' dividends on
         participating policies                                  --                    --                    --
     Operating expenses                                      33,982                 2,847                36,829
                                                        -----------           -----------           -----------
                                                            108,372                19,587               127,959
                                                        -----------           -----------           -----------
     Income before Federal income taxes                 $    29,937                   694                30,631
                                                        ===========           ===========           ===========
Total assets as of December 31, 2001                    $ 1,475,369               347,766             1,823,135
                                                        ===========           ===========           ===========

                                        25                           (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
    (A Wholly Owned Subsidiary of the Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 2002, 2001 and 2000

                             (Dollars in thousands)

                                    YEAR ENDED OR AS OF DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------------------
                                                         INDIVIDUAL
                                                            LIFE                  ALL
                                                         INSURANCE               OTHER                 TOTAL
                                                        -----------          -----------           -----------

Revenues:
     Universal life policy charges                      $    60,508                   73                60,581
     Traditional life insurance premiums                        176                   --                   176
     Accident and health insurance premiums                      --                7,624                 7,624
     Annuity premiums and charges                                --                  468                   468
     Net investment income                                   65,932               17,478                83,410
     Net realized losses on investments                          --               (1,049)               (1,049)
                                                        -----------          -----------           -----------
                                                            126,616               24,594               151,210
                                                        -----------          -----------           -----------
Benefits and expenses:
     Benefits and claims                                     60,252               13,746                73,998
     Provision for policyholders' dividends on
         participating policies                                  --                   --                    --
     Operating expenses                                       8,342               16,166                24,508
                                                        -----------          -----------           -----------
                                                             68,594               29,912                98,506
                                                        -----------          -----------           -----------
     Income (loss) before Federal income taxes          $    58,022               (5,318)               52,704
                                                        ===========          ===========           ===========
Total assets as of December 31, 2000                    $ 1,295,339              385,594             1,680,933
                                                        ===========          ===========           ===========

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2002

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 2)
                                                              --------------     -----------------------
OHIO NATIONAL FUND, INC.:
Equity Subaccount
1,536,623 Shares (cost $39,661,826).........................   $26,429,923             $26,429,923
Money Market Subaccount
790,245 Shares (cost $7,902,447)............................     7,902,447               7,902,447
Bond Subaccount
415,785 Shares (cost $4,249,359)............................     4,261,796               4,261,796
Omni Subaccount
569,772 Shares (cost $9,606,503)............................     5,674,927               5,674,927
International Subaccount
1,487,589 Shares (cost $19,168,819).........................     9,818,084               9,818,084
Capital Appreciation Subaccount
973,124 Shares (cost $12,960,888)...........................    10,791,945              10,791,945
Discovery Subaccount
944,577 Shares (cost $20,885,313)...........................    11,486,056              11,486,056
International Small Company Subaccount
323,387 Shares (cost $4,433,550)............................     2,583,865               2,583,865
Aggressive Growth Subaccount
562,018 Shares (cost $5,038,190)............................     2,337,993               2,337,993
Small Cap Growth Subaccount
384,783 Shares (cost $4,645,989)............................     1,943,156               1,943,156
Growth & Income Subaccount
962,206 Shares (cost $14,032,839)...........................     9,169,820               9,169,820
S&P 500 Index Subaccount
1,775,685 Shares (cost $23,858,661).........................    16,176,487              16,176,487
Social Awareness Subaccount
45,627 Shares (cost $411,754)...............................       235,893                 235,893
Blue Chip Subaccount
73,199 Shares (cost $726,818)...............................       592,912                 592,912
Equity Income Subaccount
34,034 Shares (cost $302,491)...............................       247,089                 247,089
High Income Bond Subaccount
84,483 Shares (cost $624,590)...............................       581,243                 581,243
Capital Growth Subaccount
117,868 Shares (cost $2,692,179)............................     1,208,144               1,208,144
Nasdaq-100 Index Subaccount
81,011 Shares (cost $295,200)...............................       208,198                 208,198
Bristol Subaccount
3,461 Shares (cost $26,872).................................        27,345                  27,345
Bryton Growth Subaccount
2,133 Shares (cost $14,621).................................        14,677                  14,677

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2002

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 2)
                                                              --------------     -----------------------
JANUS ASPEN SERIES -- INSTITUTIONAL SHARES:
Growth Subaccount
357,909 Shares (cost $9,651,848)............................   $ 5,229,053             $ 5,229,053
Worldwide Growth Subaccount
190,447 Shares (cost $7,281,225)............................     4,008,905               4,008,905
Balanced Subaccount
167,986 Shares (cost $4,052,144)............................     3,458,833               3,458,833

STRONG VARIABLE ANNUITY FUNDS, INC.:
Opportunity II Subaccount
99,984 Shares (cost $1,960,858).............................     1,386,777               1,386,777
Multi Cap Value II Subaccount
37,329 Shares (cost $352,627)...............................       272,130                 272,130
Mid Cap Growth II Subaccount
129,850 Shares (cost $2,873,822)............................     1,328,365               1,328,365

GOLDMAN SACHS VARIABLE INSURANCE TRUST:
Growth & Income Subaccount
95,283 Shares (cost $956,766)...............................       775,602                 775,602
Core US Equity Subaccount
24,314 Shares (cost $256,609)...............................       206,427                 206,427
Capital Growth Subaccount
36,296 Shares (cost $373,931)...............................       282,017                 282,017

VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS:
US Real Estate Subaccount
28,651 Shares (cost $333,799)...............................       324,620                 324,620

LAZARD RETIREMENT SERIES, INC.:
Emerging Market Subaccount
113,162 Shares (cost $929,070)..............................       794,394                 794,394
Small Cap Subaccount
230,631 Shares (cost $2,852,235)............................     2,472,361               2,472,361

PBHG INSURANCE SERIES FUND, INC.:
Technology & Communications Subaccount
63,617 Shares (cost $219,612)...............................        95,425                  95,425

FIDELITY VARIABLE INSURANCE PRODUCTS FUND SERVICE CL 2:
VIP Mid-Cap Subaccount
98,990 Shares (cost $1,800,241).............................     1,721,434               1,721,434
VIP Contrafund Subaccount
57,974 Shares (cost $1,099,796).............................     1,040,627               1,040,627
VIP Growth Subaccount
20,922 Shares (cost $648,126)...............................       485,609                 485,609

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2002

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 2)
                                                              --------------     -----------------------
JANUS ASPEN SERIES -- SERVICE SHARES:
Growth Subaccount
72,049 Shares (cost $1,518,520).............................   $ 1,043,263             $ 1,043,263
Worldwide Growth Subaccount
66,937 Shares (cost $1,890,014).............................     1,402,323               1,402,323
Balanced Subaccount
121,009 Shares (cost $2,780,663)............................     2,579,913               2,579,913
International Growth Subaccount
42.94 Shares (cost $734)....................................           738                     738

JP MORGAN SERIES TRUST II:
Small Company Subaccount
4,097 Shares (cost $51,206).................................        42,361                  42,361
Mid Cap Value Subaccount
10,227 Shares (cost $176,612)...............................       171,000                 171,000

MFS VARIABLE INSURANCE TRUST -- SERVICE CLASS:
New Discovery Subaccount
3,487 Shares (cost $40,023).................................        36,190                  36,190
Investors Growth Stock Subaccount
4,833 Shares (cost $39,497).................................        33,784                  33,784
Mid Cap Growth Subaccount
2,002 Shares (cost $10,557).................................         8,969                   8,969
Total Return Subaccount
45,100 Shares (cost $800,414)...............................       768,947                 768,947
THE PRUDENTIAL SERIES FUND, INC.:
Jennison Subaccount
299 Shares (cost $3,908)....................................         3,794                   3,794

UBS SERIES TRUST:
Tactical Allocation Subaccount
1,347 Shares (cost $12,923).................................        13,102                  13,102

PIMCO VARIABLE INSURANCE TRUST:
Real Return Subaccount
18,275 Shares (cost $214,301)...............................       217,475                 217,475
Total Return Subaccount
33,343 Shares (cost $338,499)...............................       341,102                 341,102
Global Bond Subaccount
1,844 Shares (cost $20,742).................................        21,551                  21,551

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                      OHIO NATIONAL FUND, INC.
                                               ----------------------------------------------------------------------

                                                 EQUITY      MONEY MARKET      BOND          OMNI       INTERNATIONAL
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                               -----------   ------------   -----------   -----------   -------------
                                                  2002           2002          2002          2002           2002
                                               -----------   ------------   -----------   -----------   -------------
Investment activity:
  Reinvested dividends.......................  $   104,538    $ 105,807     $   229,809   $   126,085    $    29,835
  Risk & administrative expense (note 3).....     (208,592)     (55,276)        (27,784)      (49,145)       (84,336)
                                               -----------    ---------     -----------   -----------    -----------
       Net investment activity...............     (104,054)      50,531         202,025        76,940        (54,501)
                                               -----------    ---------     -----------   -----------    -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains................            0            0               0             0              0
     Realized gain (loss)....................     (888,584)       1,259         (10,558)     (565,966)      (979,072)
     Unrealized gain (loss)..................   (5,294,586)           0          89,674    (1,304,331)    (1,672,802)
                                               -----------    ---------     -----------   -----------    -----------
       Net gain (loss) on investments........   (6,183,170)       1,259          79,116    (1,870,297)    (2,651,874)
                                               -----------    ---------     -----------   -----------    -----------
          Net increase (decrease) in contract
            owners' equity from operations...  $(6,287,224)   $  51,790     $   281,141   $(1,793,357)   $(2,706,375)
                                               ===========    =========     ===========   ===========    ===========

                                                        OHIO NATIONAL FUND, INC.
                                               ------------------------------------------
                                                 CAPITAL                    INTERNATIONAL
                                               APPRECIATION    DISCOVERY      SMALL CO.
                                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                               ------------   -----------   -------------
                                                   2002          2002           2002
                                               ------------   -----------   -------------
Investment activity:
  Reinvested dividends.......................  $    23,986    $         0     $       0
  Risk & administrative expense (note 3).....      (86,134)      (103,539)      (21,419)
                                               -----------    -----------     ---------
       Net investment activity...............      (62,148)      (103,539)      (21,419)
                                               -----------    -----------     ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains................      106,491              0             0
     Realized gain (loss)....................     (141,717)      (648,779)     (179,857)
     Unrealized gain (loss)..................   (2,644,238)    (4,970,192)     (280,311)
                                               -----------    -----------     ---------
       Net gain (loss) on investments........   (2,679,464)    (5,618,971)     (460,168)
                                               -----------    -----------     ---------
          Net increase (decrease) in contract
            owners' equity from operations...  $(2,741,612)   $(5,722,510)    $(481,587)
                                               ===========    ===========     =========

                                                                      OHIO NATIONAL FUND, INC.
                                               ----------------------------------------------------------------------
                                               AGGRESSIVE     SMALL CAP      GROWTH &         S&P          SOCIAL
                                                 GROWTH         GROWTH        INCOME       500 INDEX      AWARENESS
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                               -----------   ------------   -----------   -----------   -------------
                                                  2002           2002          2002          2002           2002
                                               -----------   ------------   -----------   -----------   -------------
Investment activity:
  Reinvested dividends.......................  $         0    $       0     $         0   $   193,060    $         0
  Risk & administrative expense (note 3).....      (19,637)     (16,827)        (78,079)     (126,784)        (2,053)
                                               -----------    ---------     -----------   -----------    -----------
       Net investment activity...............      (19,637)     (16,827)        (78,079)       66,276         (2,053)
                                               -----------    ---------     -----------   -----------    -----------
  Realized & unrealized loss on investments:
     Reinvested capital gains................            0            0               0             0              0
     Realized loss...........................     (210,684)    (386,933)       (532,277)     (474,594)       (34,909)
     Unrealized loss.........................     (660,824)    (415,335)     (2,699,395)   (4,156,134)       (60,306)
                                               -----------    ---------     -----------   -----------    -----------
       Net loss on investments...............     (871,508)    (802,268)     (3,231,672)   (4,630,728)       (95,215)
                                               -----------    ---------     -----------   -----------    -----------
          Net increase (decrease) in contract
            owners' equity from operations...  $  (891,145)   $(819,095)    $(3,309,751)  $(4,564,452)   $   (97,268)
                                               ===========    =========     ===========   ===========    ===========

                                                       OHIO NATIONAL FUND, INC.
                                               ----------------------------------------
                                                                EQUITY      HIGH INCOME
                                                BLUE CHIP       INCOME         BOND
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                               ------------   -----------   -----------
                                                   2002          2002          2002
                                               ------------   -----------   -----------
Investment activity:
  Reinvested dividends.......................  $     5,542    $     3,170    $  49,473
  Risk & administrative expense (note 3).....       (4,317)        (1,561)      (3,299)
                                               -----------    -----------    ---------
       Net investment activity...............        1,225          1,609       46,174
                                               -----------    -----------    ---------
  Realized & unrealized loss on investments:
     Reinvested capital gains................            0              0            0
     Realized loss...........................       (7,509)        (5,158)      (5,190)
     Unrealized loss.........................     (128,551)       (42,642)     (27,116)
                                               -----------    -----------    ---------
       Net loss on investments...............     (136,060)       (47,800)     (32,306)
                                               -----------    -----------    ---------
          Net increase (decrease) in contract
            owners' equity from operations...  $  (134,835)   $   (46,191)   $  13,868
                                               ===========    ===========    =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                 OHIO NATIONAL FUND, INC.
                                             ----------------------------------------------------------------
                                               CAPITAL                                              BRYTON
                                               GROWTH        NASDAQ-100 INDEX       BRISTOL         GROWTH
                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                             -----------     ----------------     -----------     -----------
                                                2002               2002            2002 (B)        2002 (B)
                                             -----------     ----------------     -----------     -----------
Investment activity:
  Reinvested dividends.....................  $         0        $       0         $         0     $         0
  Risk & administrative expense (note 3)...      (10,273)          (1,291)                (48)            (17)
                                             -----------        ---------         -----------     -----------
       Net investment activity.............      (10,273)          (1,291)                (48)            (17)
                                             -----------        ---------         -----------     -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..............            0                0                   0               0
     Realized loss.........................     (241,208)         (20,968)                 (9)            (40)
     Unrealized gain (loss)................     (556,689)         (66,397)                473              55
                                             -----------        ---------         -----------     -----------
       Net gain (loss) on investments......     (797,897)         (87,365)                464              15
                                             -----------        ---------         -----------     -----------
          Net increase (decrease) in
            contract owners' equity from
            operations.....................  $  (808,170)       $ (88,656)        $       416     $        (2)
                                             ===========        =========         ===========     ===========

                                               JANUS ASPEN SERIES - INSTITUTIONAL SHARES
                                             ----------------------------------------------
                                                                WORLDWIDE
                                                GROWTH            GROWTH         BALANCED
                                              SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                             -------------     ------------     -----------
                                                 2002              2002            2002
                                             -------------     ------------     -----------
Investment activity:
  Reinvested dividends.....................   $         0      $    44,323      $    84,411
  Risk & administrative expense (note 3)...       (45,436)         (36,419)         (23,388)
                                              -----------      -----------      -----------
       Net investment activity.............       (45,436)           7,904           61,023
                                              -----------      -----------      -----------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains..............             0                0                0
     Realized loss.........................      (557,111)        (586,973)         (63,839)
     Unrealized gain (loss)................    (1,333,071)        (917,442)        (235,823)
                                              -----------      -----------      -----------
       Net gain (loss) on investments......    (1,890,182)      (1,504,415)        (299,662)
                                              -----------      -----------      -----------
          Net increase (decrease) in
            contract owners' equity from
            operations.....................   $(1,935,618)     $(1,496,511)     $  (238,639)
                                              ===========      ===========      ===========

                                         STRONG VARIABLE ANNUITY FUNDS INC.             GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                    ---------------------------------------------     -------------------------------------------
                                                       MULTI CAP        MID CAP        GROWTH &         CORE US         CAPITAL
                                    OPPORTUNITY II      VALUE II       GROWTH II        INCOME          EQUITY          GROWTH
                                      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                    --------------     ----------     -----------     -----------     -----------     -----------
                                         2002             2002           2002            2002            2002            2002
                                    --------------     ----------     -----------     -----------     -----------     -----------
Investment activity:
  Reinvested dividends............   $     6,503       $   1,455      $         0     $    12,483     $     1,323     $       593
  Risk & administrative expense
     (note 3).....................        (8,865)         (2,096)         (11,347)         (6,189)         (1,252)         (1,955)
                                     -----------       ---------      -----------     -----------     -----------     -----------
       Net investment activity....        (2,362)           (641)         (11,347)          6,294              71          (1,362)
                                     -----------       ---------      -----------     -----------     -----------     -----------
  Realized & unrealized gain
     (loss) on investments:
     Reinvested capital gains.....        29,601          17,498                0               0               0               0
     Realized loss................       (60,428)         (1,907)        (209,992)        (47,035)         (6,147)        (18,217)
     Unrealized loss..............      (364,132)        (94,307)        (540,292)        (72,854)        (35,275)        (54,429)
                                     -----------       ---------      -----------     -----------     -----------     -----------
       Net loss on investments....      (394,959)        (78,716)        (750,284)       (119,889)        (41,422)        (72,646)
                                     -----------       ---------      -----------     -----------     -----------     -----------
          Net decrease in contract
            owners' equity from
            operations............   $  (397,321)      $ (79,357)     $  (761,631)    $  (113,595)    $   (41,351)    $   (74,008)
                                     ===========       =========      ===========     ===========     ===========     ===========

---------------

(b) Period from May 1, 2002, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                        VAN KAMPEN
                                                        UNIVERSAL
                                                       INST. FUNDS      LAZARD RETIREMENT SERIES         PBHG
                                                      --------------    ------------------------    --------------
                                                                         EMERGING       SMALL        TECHNOLOGY &
                                                      US REAL ESTATE      MARKET         CAP        COMMUNICATIONS
                                                        SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                      --------------    ----------    ----------    --------------
                                                           2002            2002          2002            2002
                                                      --------------    ----------    ----------    --------------
Investment activity:
  Reinvested dividends..............................    $  10,283       $   4,784     $       0       $       0
  Risk & administrative expense (note 3)............       (1,907)         (5,972)      (17,034)           (600)
                                                        ---------       ---------     ---------       ---------
       Net investment activity......................        8,376          (1,188)      (17,034)           (600)
                                                        ---------       ---------     ---------       ---------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains.......................        7,061               0        11,373               0
     Realized gain (loss)...........................       10,847         (33,338)      (52,688)        (38,852)
     Unrealized loss................................      (30,680)           (611)     (483,087)        (35,866)
                                                        ---------       ---------     ---------       ---------
       Net loss on investments......................      (12,772)        (33,949)     (524,402)        (74,718)
                                                        ---------       ---------     ---------       ---------
          Net decrease in contract owners' equity
            from
            operations..............................    $  (4,396)      $ (35,137)    $(541,436)      $ (75,318)
                                                        =========       =========     =========       =========


                                                       FIDELITY VARIABLE INSURANCE PRODUCTS
                                                                FUND SERVICE CL 2
                                                      --------------------------------------
                                                         VIP           VIP           VIP
                                                       MID-CAP      CONTRAFUND      GROWTH
                                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                      ----------    ----------    ----------
                                                         2002          2002          2002
                                                      ----------    ----------    ----------
Investment activity:
  Reinvested dividends..............................  $   4,687     $   3,200     $     480
  Risk & administrative expense (note 3)............     (7,070)       (4,275)       (3,076)
                                                      ---------     ---------     ---------
       Net investment activity......................     (2,383)       (1,075)       (2,596)
                                                      ---------     ---------     ---------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains.......................          0             0             0
     Realized gain (loss)...........................       (506)       (6,779)      (11,143)
     Unrealized loss................................    (97,370)      (62,573)     (146,743)
                                                      ---------     ---------     ---------
       Net loss on investments......................    (97,876)      (69,352)     (157,886)
                                                      ---------     ---------     ---------
          Net decrease in contract owners' equity
            from
            operations..............................  $(100,259)    $ (70,427)    $(160,482)
                                                      =========     =========     =========

                                                    JANUS ASPEN SERIES - SERVICE SHARES                {JP MORGAN SERIES TRUST II
                                        -----------------------------------------------------------    --------------------------
                                                      WORLDWIDE                       INTERNATIONAL       SMALL         MID CAP
                                          GROWTH        GROWTH         BALANCED          GROWTH          COMPANY         VALUE
                                        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                        ----------    ----------    --------------    -------------    -----------    -----------
                                           2002          2002            2002           2002 (C)          2002           2002
                                        ----------    ----------    --------------    -------------    -----------    -----------
Investment activity:
  Reinvested dividends................  $       0     $   8,612       $  46,579         $       2       $      86      $      18
  Risk & administrative expense
     (note 3).........................     (7,546)       (8,724)        (14,156)               (1)           (286)          (727)
                                        ---------     ---------       ---------         ---------       ---------      ---------
       Net investment activity........     (7,546)         (112)         32,423                 1            (200)          (709)
                                        ---------     ---------       ---------         ---------       ---------      ---------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains                   0             0               0                 0               0            233
     Realized gain (loss).............    (45,287)      (12,519)         (9,579)                5          (6,824)        (2,539)
     Unrealized gain (loss)...........   (286,577)     (370,672)       (179,018)                4          (8,848)        (5,711)
                                        ---------     ---------       ---------         ---------       ---------      ---------
       Net gain (loss) on
        investments...................   (331,864)     (383,191)       (188,597)                9         (15,672)        (8,017)
                                        ---------     ---------       ---------         ---------       ---------      ---------
          Net increase (decrease) in
             contract owners' equity
             from operations..........  $(339,410)    $(383,303)      $(156,174)        $      10       $ (15,872)     $  (8,726)
                                        =========     =========       =========         =========       =========      =========

---------------

(c) Period from August 1, 2002, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                                                        PRUDENTIAL
                                                                                                          SERIES       UBS SERIES
                                                MFS VARIABLE INSURANCE TRUST - SERVICE CLASS            FUND, INC.       TRUST
                                          ---------------------------------------------------------     ----------     ----------
                                             NEW          INVESTORS        MID CAP         TOTAL                        TACTICAL
                                          DISCOVERY      GROWTH STOCK       GROWTH         RETURN        JENNISON      ALLOCATION
                                          SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          ----------     ------------     ----------     ----------     ----------     ----------
                                             2002            2002            2002           2002         2002 (C)       2002 (C)
                                          ----------     ------------     ----------     ----------     ----------     ----------
Investment activity:
  Reinvested dividends..................   $     0         $     0         $     0        $  5,441       $     0        $     0
  Risk & administrative expense
     (note 3)...........................      (101)           (138)            (38)         (3,011)           (5)           (21)
                                           -------         -------         -------        --------       -------        -------
       Net investment activity..........      (101)           (138)            (38)          2,430            (5)           (21)
                                           -------         -------         -------        --------       -------        -------
  Realized & unrealized gain (loss) on
     investments:
     Reinvested capital gains...........         0               0               0           4,464             0              0
     Realized gain (loss)...............      (281)           (216)           (345)         (1,919)          (15)            16
     Unrealized gain (loss).............    (3,994)         (5,751)         (1,573)        (32,101)         (114)           179
                                           -------         -------         -------        --------       -------        -------
       Net gain (loss) on investments...    (4,275)         (5,967)         (1,918)        (29,556)         (129)           195
                                           -------         -------         -------        --------       -------        -------
          Net increase (decrease) in
            contract owners' equity from
            operations..................   $(4,376)        $(6,105)        $(1,956)       $(27,126)      $  (134)       $   174
                                           =======         =======         =======        ========       =======        =======

                                                                      PIMCO VARIABLE INSURANCE TRUST
                                                                 ----------------------------------------
                                                                    REAL          TOTAL          GLOBAL
                                                                   RETURN         RETURN          BOND
                                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                 ----------     ----------     ----------
                                                                  2002 (C)       2002 (C)       2002 (C)
                                                                 ----------     ----------     ----------
Investment activity:
  Reinvested dividends......................................      $  2,031       $ 2,863        $    67
  Risk & administrative expense (note 3)....................          (384)         (510)           (18)
       Net investment activity..............................         1,647         2,353             49
                                                                  --------       -------        -------
  Realized & unrealized gain (loss) on investments:
     Reinvested capital gains...............................           408         3,701             84
     Realized gain (loss)...................................           (24)          (21)             6
     Unrealized gain (loss).................................         3,173         2,603            809
                                                                  --------       -------        -------
       Net gain (loss) on investments.......................         3,557         6,283            899
                                                                  --------       -------        -------
          Net increase in contract owners' equity from
        operations..........................................      $  5,204       $ 8,636        $   948
                                                                  ========       =======        =======

---------------

(c) Period from August 1, 2002, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                                     OHIO NATIONAL FUND, INC.
                                                   -------------------------------------------------------------
                                                               EQUITY                       MONEY MARKET
                                                             SUBACCOUNT                      SUBACCOUNT
                                                   -------------------------------   ---------------------------
                                                         2002             2001           2002           2001
                                                   -----------------   -----------   ------------   ------------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity........................     $  (104,054)     $  (152,291)  $     50,531   $    158,465
  Reinvested capital gains.......................               0                0              0              0
  Realized gain (loss)...........................        (888,584)        (270,595)         1,259         (7,562)
  Unrealized gain (loss).........................      (5,294,586)      (2,684,221)             0              0
                                                      -----------      -----------   ------------   ------------
     Net increase (decrease) in contract owners'
       equity from operations....................      (6,287,224)      (3,107,107)        51,790        150,903
                                                      -----------      -----------   ------------   ------------
Equity transactions:
  Contract purchase payments.....................       4,392,227        4,394,062      8,964,708     12,830,842
  Transfers from fixed & other subaccounts.......       2,055,130        2,342,131      5,313,674      7,124,105
  Withdrawals, surrenders & death benefit
     payments (note 4)...........................      (1,263,726)      (1,070,834)      (386,866)      (243,297)
  Transfers to fixed & other subaccounts.........      (1,829,673)      (1,897,966)   (14,334,086)   (14,781,040)
  Cost of insurance & administrative fee
     (note 4)....................................      (2,474,145)      (2,351,119)      (785,935)      (625,500)
                                                      -----------      -----------   ------------   ------------
     Net equity transactions.....................         879,813        1,416,274     (1,228,505)     4,305,110
                                                      -----------      -----------   ------------   ------------
       Net change in contract owners' equity.....      (5,407,411)      (1,690,833)    (1,176,715)     4,456,013
Contract owners' equity:
  Beginning of period............................      31,837,334       33,528,167      9,079,162      4,623,149
                                                      -----------      -----------   ------------   ------------
  End of period..................................     $26,429,923      $31,837,334   $  7,902,447   $  9,079,162
                                                      ===========      ===========   ============   ============
Change in units:
  Beginning units................................       1,037,127          992,625        461,183        241,942
                                                      -----------      -----------   ------------   ------------
  Units purchased................................         240,844          194,498        650,635        887,584
  Units redeemed.................................        (210,469)        (149,996)      (712,931)      (668,343)
                                                      -----------      -----------   ------------   ------------
  Ending units...................................       1,067,502        1,037,127        398,887        461,183
                                                      ===========      ===========   ============   ============

                                                                OHIO NATIONAL FUND, INC.
                                                   ---------------------------------------------------
                                                            BOND                       OMNI
                                                         SUBACCOUNT                 SUBACCOUNT
                                                   -----------------------   -------------------------
                                                      2002         2001         2002          2001
                                                   ----------   ----------   -----------   -----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity........................  $  202,025   $  150,579   $    76,940   $    92,851
  Reinvested capital gains.......................           0            0             0             0
  Realized gain (loss)...........................     (10,558)      (1,058)     (565,966)     (378,674)
  Unrealized gain (loss).........................      89,674       38,294    (1,304,331)     (980,043)
                                                   ----------   ----------   -----------   -----------
     Net increase (decrease) in contract owners'
       equity from operations....................     281,141      187,815    (1,793,357)   (1,265,866)
                                                   ----------   ----------   -----------   -----------
Equity transactions:
  Contract purchase payments.....................     514,246      373,285     1,134,574     1,376,261
  Transfers from fixed & other subaccounts.......   1,329,999      831,489       189,419       918,240
  Withdrawals, surrenders & death benefit
     payments (note 4)...........................    (127,818)     (19,906)     (325,687)     (389,584)
  Transfers to fixed & other subaccounts.........    (705,689)    (315,907)     (740,960)   (1,368,142)
  Cost of insurance & administrative fee
     (note 4)....................................    (270,669)    (157,457)     (635,331)     (673,423)
                                                   ----------   ----------   -----------   -----------
     Net equity transactions.....................     740,069      711,504      (377,985)     (136,648)
                                                   ----------   ----------   -----------   -----------
       Net change in contract owners' equity.....   1,021,210      899,319    (2,171,342)   (1,402,514)
Contract owners' equity:
  Beginning of period............................   3,240,586    2,341,267     7,846,269     9,248,783
                                                   ----------   ----------   -----------   -----------
  End of period..................................  $4,261,796   $3,240,586   $ 5,674,927   $ 7,846,269
                                                   ==========   ==========   ===========   ===========
Change in units:
  Beginning units................................     137,657      107,023       346,979       352,906
                                                   ----------   ----------   -----------   -----------
  Units purchased................................      74,283       43,314        68,122        90,689
  Units redeemed.................................     (44,075)     (12,680)      (87,696)      (96,616)
                                                   ----------   ----------   -----------   -----------
  Ending units...................................     167,865      137,657       327,405       346,979
                                                   ==========   ==========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                                           OHIO NATIONAL FUND, INC.
                                                   -------------------------------------------------------------------------

                                                            INTERNATIONAL              CAPITAL APPRECIATION       DISCOVERY
                                                             SUBACCOUNT                     SUBACCOUNT           SUBACCOUNT
                                                   -------------------------------   -------------------------   -----------
                                                         2002             2001          2002          2001          2002
                                                   -----------------   -----------   -----------   -----------   -----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity........................     $   (54,501)     $  (110,798)  $   (62,148)  $   (26,035)  $  (103,539)
  Reinvested capital gains.......................               0                0       106,491     1,015,327             0
  Realized gain (loss)...........................        (979,072)        (514,895)     (141,717)       43,195      (648,779)
  Unrealized loss................................      (1,672,802)      (4,837,063)   (2,644,238)     (165,153)   (4,970,192)
                                                      -----------      -----------   -----------   -----------   -----------
     Net increase (decrease) in contract owners'
       equity from operations....................      (2,706,375)      (5,462,756)   (2,741,612)      867,334    (5,722,510)
                                                      -----------      -----------   -----------   -----------   -----------
Equity transactions:
  Contract purchase payments.....................       2,079,961        2,327,420     1,920,982     1,619,408     2,581,189
  Transfers from fixed & other subaccounts.......         369,762          918,156     2,142,337     3,066,605       843,786
  Withdrawals, surrenders & death benefit
     payments (note 4)...........................        (501,812)        (603,141)     (557,499)     (355,503)     (470,314)
  Transfers to fixed & other subaccounts.........      (1,096,754)      (1,690,945)   (1,114,462)   (1,278,673)   (1,384,358)
  Cost of insurance & administrative fee
     4(note )....................................      (1,020,000)      (1,101,542)   (1,062,513)     (785,576)   (1,295,718)
                                                      -----------      -----------   -----------   -----------   -----------
     Net equity transactions.....................        (168,843)        (150,052)    1,328,845     2,266,261       274,585
                                                      -----------      -----------   -----------   -----------   -----------
     Net change in contract owners' equity.......      (2,875,218)      (5,612,808)   (1,412,767)    3,133,595    (5,447,925)
Contract owners' equity:
  Beginning of period............................      12,693,302       18,306,110    12,204,712     9,071,117    16,933,981
                                                      -----------      -----------   -----------   -----------   -----------
  End of period..................................     $ 9,818,084      $12,693,302   $10,791,945   $12,204,712   $11,486,056
                                                      ===========      ===========   ===========   ===========   ===========
Change in units:
  Beginning units................................         802,998          809,614       486,036       393,332       617,079
                                                      -----------      -----------   -----------   -----------   -----------
  Units purchased................................         172,210          150,225       177,695       179,776       151,766
  Units redeemed.................................        (186,606)        (156,841)     (121,466)      (87,072)     (141,909)
                                                      -----------      -----------   -----------   -----------   -----------
  Ending units...................................         788,602          802,998       542,265       486,036       626,936
                                                      ===========      ===========   ===========   ===========   ===========

                                                          OHIO NATIONAL FUND, INC.
                                                   --------------------------------------
                                                                   INTERNATIONAL SMALL
                                                    DISCOVERY            COMPANY
                                                   SUBACCOUNT           SUBACCOUNT
                                                   -----------   ------------------------
                                                      2001          2002         2001
                                                   -----------   ----------   -----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity........................  $  (128,290)  $  (21,419)  $   (25,376)
  Reinvested capital gains.......................            0            0             0
  Realized gain (loss)...........................     (354,253)    (179,857)     (120,009)
  Unrealized loss................................   (3,437,379)    (280,311)   (1,091,565)
                                                   -----------   ----------   -----------
     Net increase (decrease) in contract owners'
       equity from operations....................   (3,919,922)    (481,587)   (1,236,950)
                                                   -----------   ----------   -----------
Equity transactions:
  Contract purchase payments.....................    2,886,327      604,549       690,438
  Transfers from fixed & other subaccounts.......    1,319,620      166,097       279,958
  Withdrawals, surrenders & death benefit
     payments (note 4)...........................     (448,434)     (72,769)      (94,295)
  Transfers to fixed & other subaccounts.........   (2,069,957)    (299,186)     (476,391)
  Cost of insurance & administrative fee
     (note 4)....................................   (1,378,439)    (289,941)     (278,189)
                                                   -----------   ----------   -----------
     Net equity transactions.....................      309,117      108,750       121,521
                                                   -----------   ----------   -----------
     Net change in contract owners' equity.......   (3,610,805)    (372,837)   (1,115,429)
Contract owners' equity:
  Beginning of period............................   20,544,786    2,956,702     4,072,131
                                                   -----------   ----------   -----------
  End of period..................................  $16,933,981   $2,583,865   $ 2,956,702
                                                   ===========   ==========   ===========
Change in units:
  Beginning units................................      606,632      214,315       207,195
                                                   -----------   ----------   -----------
  Units purchased................................      138,590       57,796        52,414
  Units redeemed.................................     (128,143)     (50,091)      (45,294)
                                                   -----------   ----------   -----------
  Ending units...................................      617,079      222,020       214,315
                                                   ===========   ==========   ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                                    OHIO NATIONAL FUND, INC.
                                                   ----------------------------------------------------------
                                                          AGGRESSIVE GROWTH              SMALL CAP GROWTH
                                                             SUBACCOUNT                     SUBACCOUNT
                                                   -------------------------------   ------------------------
                                                         2002             2001          2002         2001
                                                   -----------------   -----------   ----------   -----------
Decrease in contract owners' equity from
  operations:
  Net investment activity........................     $  (19,637)      $    10,546   $  (16,827)  $   (22,452)
  Reinvested capital gains.......................              0                 0            0        27,425
  Realized loss..................................       (210,684)         (156,386)    (386,933)     (395,289)
  Unrealized loss................................       (660,824)       (1,078,272)    (415,335)   (1,338,547)
                                                      ----------       -----------   ----------   -----------
     Net decrease in contract owners' equity from
       operations................................       (891,145)       (1,224,112)    (819,095)   (1,728,863)
                                                      ----------       -----------   ----------   -----------
Equity transactions:
  Contract purchase payments.....................        801,197           890,901      642,491       811,115
  Transfers from fixed & other subaccounts.......        177,752           302,738      104,204       576,855
  Withdrawals, surrenders & death benefit
     payments (note 4)...........................        (82,192)          (49,562)     (90,280)      (60,627)
  Transfers to fixed & other subaccounts.........       (246,139)         (383,959)    (292,729)     (857,210)
  Cost of insurance & administrative fee
     (note 4)....................................       (299,615)         (297,364)    (280,369)     (287,631)
                                                      ----------       -----------   ----------   -----------
     Net equity transactions.....................        351,003           462,754       83,317       182,502
                                                      ----------       -----------   ----------   -----------
     Net change in contract owners' equity.......       (540,142)         (761,358)    (735,778)   (1,546,361)
Contract owners' equity:
  Beginning of period............................      2,878,135         3,639,493    2,678,934     4,225,295
                                                      ----------       -----------   ----------   -----------
  End of period..................................     $2,337,993       $ 2,878,135   $1,943,156   $ 2,678,934
                                                      ==========       ===========   ==========   ===========
Change in units:
  Beginning units................................        372,206           318,530      255,827       242,290
                                                      ----------       -----------   ----------   -----------
  Units purchased................................        147,952           129,423       84,004        99,987
  Units redeemed.................................        (97,563)          (75,747)     (76,053)      (86,450)
                                                      ----------       -----------   ----------   -----------
  Ending units...................................        422,595           372,206      263,778       255,827
                                                      ==========       ===========   ==========   ===========

                                                                  OHIO NATIONAL FUND, INC.
                                                   -----------------------------------------------------
                                                        GROWTH & INCOME              S&P 500 INDEX
                                                          SUBACCOUNT                  SUBACCOUNT
                                                   -------------------------   -------------------------
                                                      2002          2001          2002          2001
                                                   -----------   -----------   -----------   -----------
Decrease in contract owners' equity from
  operations:
  Net investment activity........................  $   (78,079)  $    67,947   $    66,276   $   233,236
  Reinvested capital gains.......................            0        10,239             0             0
  Realized loss..................................     (532,277)     (110,693)     (474,594)     (226,459)
  Unrealized loss................................   (2,699,395)   (1,829,027)   (4,156,134)   (2,705,218)
                                                   -----------   -----------   -----------   -----------
     Net decrease in contract owners' equity from
       operations................................   (3,309,751)   (1,861,534)   (4,564,452)   (2,698,441)
                                                   -----------   -----------   -----------   -----------
Equity transactions:
  Contract purchase payments.....................    2,086,956     2,294,828     4,206,190     4,305,965
  Transfers from fixed & other subaccounts.......      594,202     1,274,515     2,249,293     2,766,524
  Withdrawals, surrenders & death benefit
     payments (note 4)...........................     (419,654)     (282,219)     (591,348)     (469,659)
  Transfers to fixed & other subaccounts.........   (1,134,835)   (1,393,164)   (1,551,458)   (2,383,220)
  Cost of insurance & administrative fee
     (note 4)....................................   (1,021,514)     (985,324)   (1,858,486)   (1,635,210)
                                                   -----------   -----------   -----------   -----------
     Net equity transactions.....................      105,155       908,636     2,454,191     2,584,400
                                                   -----------   -----------   -----------   -----------
     Net change in contract owners' equity.......   (3,204,596)     (952,898)   (2,110,261)     (114,041)
Contract owners' equity:
  Beginning of period............................   12,374,416    13,327,314    18,286,748    18,400,789
                                                   -----------   -----------   -----------   -----------
  End of period..................................  $ 9,169,820   $12,374,416   $16,176,487   $18,286,748
                                                   ===========   ===========   ===========   ===========
Change in units:
  Beginning units................................      678,248       631,007     1,126,657       975,222
                                                   -----------   -----------   -----------   -----------
  Units purchased................................      174,349       163,842       456,784       386,496
  Units redeemed.................................     (171,720)     (116,601)     (285,639)     (235,061)
                                                   -----------   -----------   -----------   -----------
  Ending units...................................      680,877       678,248     1,297,802     1,126,657
                                                   ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                     OHIO NATIONAL FUND, INC.
                                     --------------------------------------------------------
                                            SOCIAL AWARENESS                 BLUE CHIP
                                               SUBACCOUNT                   SUBACCOUNT
                                     ------------------------------   -----------------------
                                           2002             2001         2002         2001
                                     -----------------   ----------   ----------   ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........      $ (2,053)        $ (2,383)   $   1,225     $   (260)
  Reinvested capital gains.........             0                0            0            0
  Realized loss....................       (34,909)         (14,987)      (7,509)        (709)
  Unrealized loss..................       (60,306)         (55,593)    (128,551)     (17,986)
                                         --------         --------    ---------     --------
     Net increase (decrease) in
       contract owners' equity from
       operations..................       (97,268)         (72,963)    (134,835)     (18,955)
                                         --------         --------    ---------     --------
Equity transactions:
  Contract purchase payments.......        69,140           76,859      145,727      131,579
  Transfers from fixed & other
     subaccounts...................        31,738           44,536       76,273      237,695
  Withdrawals, surrenders & death
     benefit payments (note 4).....       (21,738)         (16,981)      (6,198)         (16)
  Transfers to fixed & other
     subaccounts...................       (27,094)         (59,415)     (30,571)     (70,576)
  Cost of insurance &
     administrative fee (note 4)...       (25,137)         (34,197)     (55,512)     (33,576)
                                         --------         --------    ---------     --------
     Net equity transactions.......        26,909           10,802      129,719      265,106
                                         --------         --------    ---------     --------
     Net change in contract owners'
       equity......................       (70,359)         (62,161)      (5,116)     246,151
Contract owners' equity:
  Beginning of period..............       306,252          368,413      598,028      351,877
                                         --------         --------    ---------     --------
  End of period....................      $235,893         $306,252    $ 592,912     $598,028
                                         ========         ========    =========     ========
Change in units:
  Beginning units..................        39,607           37,937       60,504       33,841
                                         --------         --------    ---------     --------
  Units purchased..................        15,556           11,295       25,036       30,909
  Units redeemed...................       (12,285)          (9,625)     (10,529)      (4,246)
                                         --------         --------    ---------     --------
  Ending units.....................        42,878           39,607       75,011       60,504
                                         ========         ========    =========     ========

                                                  OHIO NATIONAL FUND, INC.
                                     -------------------------------------------------
                                          EQUITY INCOME              HIGH INCOME
                                           SUBACCOUNT                SUBACCOUNT
                                     -----------------------   -----------------------
                                        2002         2001         2002         2001
                                     ----------   ----------   ----------   ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........   $  1,609     $    776     $ 46,174    $  17,726
  Reinvested capital gains.........          0            0            0            0
  Realized loss....................     (5,158)      (5,089)      (5,190)      (2,826)
  Unrealized loss..................    (42,642)      (5,610)     (27,116)     (12,731)
                                      --------     --------     --------    ---------
     Net increase (decrease) in
       contract owners' equity from
       operations..................    (46,191)      (9,923)      13,868        2,169
                                      --------     --------     --------    ---------
Equity transactions:
  Contract purchase payments.......     99,218       53,625      126,338       85,690
  Transfers from fixed & other
     subaccounts...................    115,980      132,420      334,867      218,188
  Withdrawals, surrenders & death
     benefit payments (note 4).....     (6,411)         (35)        (522)      (3,064)
  Transfers to fixed & other
     subaccounts...................    (40,035)     (69,608)     (95,223)    (100,624)
  Cost of insurance &
     administrative fee (note 4)...    (27,100)     (10,429)     (45,870)     (16,123)
                                      --------     --------     --------    ---------
     Net equity transactions.......    141,652      105,973      319,590      184,067
                                      --------     --------     --------    ---------
     Net change in contract owners'
       equity......................     95,461       96,050      333,458      186,236
Contract owners' equity:
  Beginning of period..............    151,628       55,578      247,785       61,549
                                      --------     --------     --------    ---------
  End of period....................   $247,089     $151,628     $581,243    $ 247,785
                                      ========     ========     ========    =========
Change in units:
  Beginning units..................     18,267        5,860       25,230        6,486
                                      --------     --------     --------    ---------
  Units purchased..................     27,370       14,252       45,487       21,799
  Units redeemed...................     (7,732)      (1,845)     (13,353)      (3,055)
                                      --------     --------     --------    ---------
  Ending units.....................     37,905       18,267       57,364       25,230
                                      ========     ========     ========    =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                                          OHIO NATIONAL FUND, INC.
                                            -------------------------------------------------------------------------------------
                                                    CAPITAL GROWTH              NASDAQ-100 INDEX        BRISTOL     BRYTON GROWTH
                                                      SUBACCOUNT                   SUBACCOUNT          SUBACCOUNT    SUBACCOUNT
                                            ------------------------------   -----------------------   ----------   -------------
                                                  2002             2001         2002         2001       2002 (B)      2002 (B)
                                            -----------------   ----------   ----------   ----------   ----------   -------------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity.................     $  (10,273)      $  (13,580)   $ (1,291)    $   (788)    $   (48)       $   (17)
  Reinvested capital gains................              0                0           0            0           0              0
  Realized loss...........................       (241,208)        (286,265)    (20,968)     (13,493)         (9)           (40)
  Unrealized gain (loss)..................       (556,689)         (48,531)    (66,397)     (17,337)        473             55
                                               ----------       ----------    --------     --------     -------        -------
     Net increase (decrease) in contract
      owners' equity from operations......       (808,170)        (348,376)    (88,656)     (31,618)        416             (2)
                                               ----------       ----------    --------     --------     -------        -------
Equity transactions:
  Contract purchase payments..............        510,857          591,010      86,199       73,182       3,096          2,756
  Transfers from fixed & other
     subaccounts..........................        170,948          300,962      99,997      227,789      24,541         12,414
  Withdrawals, surrenders & death benefit
     payments (note 4)....................        (23,680)         (12,610)     (9,628)      (4,680)          0              0
  Transfers to fixed & other
     subaccounts..........................       (281,631)        (517,946)    (52,457)     (75,488)        (20)           (20)
  Cost of insurance & administrative fee
     (note 4).............................       (172,132)        (164,399)    (24,485)     (13,585)       (688)          (471)
                                               ----------       ----------    --------     --------     -------        -------
     Net equity transactions..............        204,362          197,017      99,626      207,218      26,929         14,679
                                               ----------       ----------    --------     --------     -------        -------
     Net change in contract owners'
      equity..............................       (603,808)        (151,359)     10,970      175,600      27,345         14,677
Contract owners' equity:
  Beginning of period.....................      1,811,952        1,963,311     197,228       21,628           0              0
                                               ----------       ----------    --------     --------     -------        -------
  End of period...........................     $1,208,144       $1,811,952    $208,198     $197,228     $27,345        $14,677
                                               ==========       ==========    ========     ========     =======        =======
Change in units:
  Beginning units.........................        204,936          188,206      40,660        2,980           0              0
                                               ----------       ----------    --------     --------     -------        -------
  Units purchased.........................        107,971           93,625      48,863       41,812       3,564          2,212
  Units redeemed..........................        (75,291)         (76,895)    (20,518)      (4,132)        (85)           (68)
                                               ----------       ----------    --------     --------     -------        -------
  Ending units............................        237,616          204,936      69,005       40,660       3,479          2,144
                                               ==========       ==========    ========     ========     =======        =======

---------------

(b) Period from May 1, 2002, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                                  JANUS ASPEN SERIES - INSTITUTIONAL SHARES
                                            -------------------------------------------------------------------------------------
                                                        GROWTH                    WORLDWIDE GROWTH               BALANCED
                                                      SUBACCOUNT                     SUBACCOUNT                 SUBACCOUNT
                                            -------------------------------   -------------------------   -----------------------
                                                  2002             2001          2002          2001          2002         2001
                                            -----------------   -----------   -----------   -----------   ----------   ----------
Decrease in contract owners' equity from
  operations:
  Net investment activity.................     $   (45,436)     $   (52,083)  $     7,904   $   (15,646)  $   61,023   $   49,414
  Reinvested capital gains................               0           15,120             0             0            0            0
  Realized loss...........................        (557,111)        (371,422)     (586,973)     (185,220)     (63,839)     (28,947)
  Unrealized loss.........................      (1,333,071)      (1,862,821)     (917,442)   (1,416,775)    (235,823)    (141,137)
                                               -----------      -----------   -----------   -----------   ----------   ----------
     Net decrease in contract owners'
      equity from operations..............      (1,935,618)      (2,271,206)   (1,496,511)   (1,617,641)    (238,639)    (120,670)
                                               -----------      -----------   -----------   -----------   ----------   ----------
Equity transactions:
  Contract purchase payments..............       1,828,935        2,190,292     1,278,992     1,558,416      528,753      421,051
  Transfers from fixed & other
     subaccounts..........................         249,092          840,318       176,858       437,295    1,190,295      846,299
  Withdrawals, surrenders & death benefit
     payments (note 4)....................        (214,234)        (134,239)     (122,510)      (45,980)     (25,821)     (51,590)
  Transfers to fixed & other
     subaccounts..........................        (946,789)      (1,694,440)     (997,095)     (920,372)    (435,606)    (335,647)
  Cost of insurance & administrative fee
     (note 4).............................        (664,277)        (712,195)     (516,977)     (529,507)    (251,373)    (185,192)
                                               -----------      -----------   -----------   -----------   ----------   ----------
     Net equity transactions..............         252,727          489,736      (180,732)      499,852    1,006,248      694,921
                                               -----------      -----------   -----------   -----------   ----------   ----------
     Net change in contract owners'
      equity..............................      (1,682,891)      (1,781,470)   (1,677,243)   (1,117,789)     767,609      574,251
Contract owners' equity:
  Beginning of period.....................       6,911,944        8,693,414     5,686,148     6,803,937    2,691,224    2,116,973
                                               -----------      -----------   -----------   -----------   ----------   ----------
  End of period...........................     $ 5,229,053      $ 6,911,944   $ 4,008,905   $ 5,686,148   $3,458,833   $2,691,224
                                               ===========      ===========   ===========   ===========   ==========   ==========
Change in units:
  Beginning units.........................         849,118          797,787       586,165       539,952      265,788      197,829
                                               -----------      -----------   -----------   -----------   ----------   ----------
  Units purchased.........................         296,610          305,821       172,325       175,907      173,921      111,384
  Units redeemed..........................        (265,065)        (254,490)     (199,595)     (129,694)     (71,840)     (43,425)
                                               -----------      -----------   -----------   -----------   ----------   ----------
  Ending units............................         880,663          849,118       558,895       586,165      367,869      265,788
                                               ===========      ===========   ===========   ===========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                                      STRONG VARIABLE ANNUITY FUNDS, INC.
                                               ----------------------------------------------------------------------------------
                                                       OPPORTUNITY II             MULTI CAP VALUE II         MID-CAP GROWTH II
                                                         SUBACCOUNT                   SUBACCOUNT                SUBACCOUNT
                                               ------------------------------   -----------------------   -----------------------
                                                     2002             2001         2002         2001         2002         2001
                                               -----------------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity....................     $   (2,362)      $   (1,336)  $    (641)   $  (2,245)   $  (11,347)  $  (12,882)
  Reinvested capital gains...................         29,601          163,009      17,498          109             0            0
  Realized loss..............................        (60,428)         (22,244)     (1,907)      (2,513)     (209,992)    (160,074)
  Unrealized gain (loss).....................       (364,132)        (154,158)    (94,307)      10,592      (540,292)    (518,152)
                                                  ----------       ----------   ---------    ---------    ----------   ----------
     Net increase (decrease) in contract
      owners' equity from operations.........       (397,321)         (14,729)    (79,357)       5,943      (761,631)    (691,108)
                                                  ----------       ----------   ---------    ---------    ----------   ----------
Equity transactions:
  Contract purchase payments.................        331,579          226,126      60,038       63,805       593,292      655,415
  Transfers from fixed & other subaccounts...        709,849          750,794      80,049      285,536       258,489      795,582
  Withdrawals, surrenders & death benefit
     payments (note 4).......................         (9,728)          (8,919)       (610)      (3,756)      (20,835)     (30,994)
  Transfers to fixed & other subaccounts.....       (275,938)        (244,202)   (104,923)    (225,356)     (311,449)    (542,245)
  Cost of insurance & administrative fee
     (note 4)................................       (115,696)         (58,669)    (23,455)     (21,103)     (185,004)    (185,175)
                                                  ----------       ----------   ---------    ---------    ----------   ----------
     Net equity transactions.................        640,066          665,130      11,099       99,126       334,493      692,583
                                                  ----------       ----------   ---------    ---------    ----------   ----------
     Net change in contract owners' equity...        242,745          650,401     (68,258)     105,069      (427,138)       1,475
Contract owners' equity:
  Beginning of period........................      1,144,032          493,631     340,388      235,319     1,755,503    1,754,028
                                                  ----------       ----------   ---------    ---------    ----------   ----------
  End of period..............................     $1,386,777       $1,144,032   $ 272,130    $ 340,388    $1,328,365   $1,755,503
                                                  ==========       ==========   =========    =========    ==========   ==========
Change in units:
  Beginning units............................        101,329           41,787      29,908       21,367       233,869      160,557
                                                  ----------       ----------   ---------    ---------    ----------   ----------
  Units purchased............................         99,616           77,677      13,146       26,245       142,205      143,637
  Units redeemed.............................        (31,843)         (18,135)    (11,704)     (17,704)      (90,590)     (70,325)
                                                  ----------       ----------   ---------    ---------    ----------   ----------
  Ending units...............................        169,102          101,329      31,350       29,908       285,484      233,869
                                                  ==========       ==========   =========    =========    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                               ----------------------------------------------------------------------------------
                                                      GROWTH & INCOME               CORE US EQUITY            CAPITAL GROWTH
                                                         SUBACCOUNT                   SUBACCOUNT                SUBACCOUNT
                                               ------------------------------   -----------------------   -----------------------
                                                     2002             2001         2002         2001         2002         2001
                                               -----------------   ----------   ----------   ----------   ----------   ----------
Decrease in contract owners' equity from
  operations:
  Net investment activity....................      $   6,294       $  (2,510)    $     71     $   (165)    $ (1,362)    $ (1,149)
  Reinvested capital gains...................              0               0            0            0            0          775
  Realized loss..............................        (47,035)        (22,476)      (6,147)      (9,305)     (18,217)      (6,665)
  Unrealized loss............................        (72,854)        (70,286)     (35,275)      (8,079)     (54,429)     (25,715)
                                                   ---------       ---------     --------     --------     --------     --------
     Net decrease in contract owners' equity
      from operations........................       (113,595)        (95,272)     (41,351)     (17,549)     (74,008)     (32,754)
                                                   ---------       ---------     --------     --------     --------     --------
Equity transactions:
  Contract purchase payments.................        171,780         149,859       51,683       28,745       95,240       65,621
  Transfers from fixed & other subaccounts...        147,065         113,404       98,628       79,928      113,634      151,929
  Withdrawals, surrenders & death benefit
     payments (note 4).......................        (47,093)        (33,499)           0         (709)      (2,592)         (33)
  Transfers to fixed & other subaccounts.....       (126,545)       (152,418)     (20,859)     (40,014)     (69,597)     (81,808)
  Cost of insurance & administrative fee
     (note 4)................................        (86,382)        (72,955)     (16,995)     (11,174)     (34,792)     (25,263)
                                                   ---------       ---------     --------     --------     --------     --------
     Net equity transactions.................         58,825           4,391      112,457       56,776      101,893      110,446
                                                   ---------       ---------     --------     --------     --------     --------
     Net change in contract owners' equity...        (54,770)        (90,881)      71,106       39,227       27,885       77,692
Contract owners' equity:
  Beginning of period........................        830,372         921,253      135,321       96,094      254,132      176,440
                                                   ---------       ---------     --------     --------     --------     --------
  End of period..............................      $ 775,602       $ 830,372     $206,427     $135,321     $282,017     $254,132
                                                   =========       =========     ========     ========     ========     ========
Change in units:
  Beginning units............................        101,805         101,634       15,789        9,799       29,300       17,270
                                                   ---------       ---------     --------     --------     --------     --------
  Units purchased............................         41,449          28,947       20,352       11,841       28,875       18,072
  Units redeemed.............................        (35,199)        (28,776)      (5,073)      (5,851)     (14,882)      (6,042)
                                                   ---------       ---------     --------     --------     --------     --------
  Ending units...............................        108,055         101,805       31,068       15,789       43,293       29,300
                                                   =========       =========     ========     ========     ========     ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                              VAN KAMPEN UNIVERSAL
                                                              INSTITUTIONAL FUNDS
                                                         ------------------------------
                                                                 US REAL ESTATE
                                                                   SUBACCOUNT
                                                         ------------------------------
                                                               2002             2001
                                                         -----------------   ----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity..............................      $   8,376       $   7,807
  Reinvested capital gains.............................          7,061           2,126
  Realized gain (loss).................................         10,847          11,732
  Unrealized gain (loss)...............................        (30,680)          1,512
                                                             ---------       ---------
     Net increase (decrease) in contract owners' equity
       from operations.................................         (4,396)         23,177
                                                             ---------       ---------
Equity transactions:
  Contract purchase payments...........................         56,446          51,938
  Transfers from fixed & other subaccounts.............        167,307          74,022
  Withdrawals, surrenders & death benefit payments
     (note 4)..........................................        (22,605)         (9,616)
  Transfers to fixed & other subaccounts...............       (119,608)       (167,277)
  Cost of insurance & administrative fee (note 4)......        (20,683)        (20,674)
                                                             ---------       ---------
     Net equity transactions...........................         60,857         (71,607)
                                                             ---------       ---------
     Net change in contract owners' equity.............         56,461         (48,430)
Contract owners' equity:
  Beginning of period..................................        268,159         316,589
                                                             ---------       ---------
  End of period........................................      $ 324,620       $ 268,159
                                                             =========       =========
Change in units:
  Beginning units......................................         18,883          24,304
                                                             ---------       ---------
  Units purchased......................................         15,472           7,557
  Units redeemed.......................................        (11,142)        (12,978)
                                                             ---------       ---------
  Ending units.........................................         23,213          18,883
                                                             =========       =========

                                                                                                                      PBHG
                                                                                                                    INSURANCE
                                                                  LAZARD RETIREMENT SERIES, INC.                SERIES FUND, INC.
                                                         -------------------------------------------------   -----------------------
                                                             EMERGING MARKET              SMALL CAP                TECH & COMM
                                                               SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                                         -----------------------   -----------------------   -----------------------
                                                            2002         2001         2002         2001         2002         2001
                                                         ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity..............................  $  (1,188)   $  (1,558)   $  (17,034)  $   (4,538)   $   (600)    $   (389)
  Reinvested capital gains.............................          0            0        11,373       85,213           0       57,886
  Realized gain (loss).................................    (33,338)     (25,737)      (52,688)       5,709     (38,852)      (6,505)
  Unrealized gain (loss)...............................       (611)     (15,295)     (483,087)      80,403     (35,866)     (87,045)
                                                         ---------    ---------    ----------   ----------    --------     --------
     Net increase (decrease) in contract owners' equity
       from operations.................................    (35,137)     (42,590)     (541,436)     166,787     (75,318)     (36,053)
                                                         ---------    ---------    ----------   ----------    --------     --------
Equity transactions:
  Contract purchase payments...........................    186,357      176,732       531,817      213,680      49,497       46,150
  Transfers from fixed & other subaccounts.............    292,180      180,121     1,628,595    1,575,242      41,240      127,618
  Withdrawals, surrenders & death benefit payments
     (note 4)..........................................    (10,533)      (6,867)      (38,897)     (48,569)     (1,534)           0
  Transfers to fixed & other subaccounts...............   (199,507)    (157,825)     (496,948)    (460,772)    (23,886)     (22,278)
  Cost of insurance & administrative fee (note 4)......    (83,281)     (58,922)     (245,016)     (71,682)    (12,332)      (8,406)
                                                         ---------    ---------    ----------   ----------    --------     --------
     Net equity transactions...........................    185,216      133,239     1,379,551    1,207,899      52,985      143,084
                                                         ---------    ---------    ----------   ----------    --------     --------
     Net change in contract owners' equity.............    150,079       90,649       838,115    1,374,686     (22,333)     107,031
Contract owners' equity:
  Beginning of period..................................    644,315      553,666     1,634,246      259,560     117,758       10,727
                                                         ---------    ---------    ----------   ----------    --------     --------
  End of period........................................  $ 794,394    $ 644,315    $2,472,361   $1,634,246    $ 95,425     $117,758
                                                         =========    =========    ==========   ==========    ========     ========
Change in units:
  Beginning units......................................     76,516       61,947       109,560       20,488      45,848        1,976
                                                         ---------    ---------    ----------   ----------    --------     --------
  Units purchased......................................     53,648       30,987       150,705      118,197      59,121       47,481
  Units redeemed.......................................    (33,670)     (16,418)      (57,419)     (29,125)    (23,615)      (3,609)
                                                         ---------    ---------    ----------   ----------    --------     --------
  Ending units.........................................     96,494       76,516       202,846      109,560      81,354       45,848
                                                         =========    =========    ==========   ==========    ========     ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                             FIDELITY VARIABLE INSURANCE PRODUCTS FUND SERVICE CL 2
                                               ----------------------------------------------------------------------------------
                                                        VIP MID-CAP                 VIP CONTRAFUND              VIP GROWTH
                                                         SUBACCOUNT                   SUBACCOUNT                SUBACCOUNT
                                               ------------------------------   -----------------------   -----------------------
                                                     2002             2001         2002         2001         2002         2001
                                               -----------------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity....................     $   (2,383)       $ (1,320)   $   (1,075)   $   (574)   $  (2,596)    $ (1,060)
  Reinvested capital gains...................              0               0             0         344            0        3,010
  Realized loss..............................           (506)           (436)       (6,779)     (3,295)     (11,143)      (4,237)
  Unrealized gain (loss).....................        (97,370)         18,348       (62,573)      3,474     (146,743)     (15,228)
                                                  ----------        --------    ----------    --------    ---------     --------
     Net increase (decrease) in contract
      owners' equity from operations.........       (100,259)         16,592       (70,427)        (51)    (160,482)     (17,515)
                                                  ----------        --------    ----------    --------    ---------     --------
Equity transactions:
  Contract purchase payments.................        351,308         117,491       208,242      90,717      230,222       94,919
  Transfers from fixed & other subaccounts...      1,291,555         406,625       707,540     345,465      197,028      308,364
  Withdrawals, surrenders & death benefit
     payments (note 4).......................         (7,383)           (229)      (23,925)          0       (5,123)           0
  Transfers to fixed & other subaccounts.....       (172,859)        (61,836)     (142,394)    (28,078)     (45,888)     (37,844)
  Cost of insurance & administrative fee
     (note 4)................................       (107,068)        (22,626)      (48,686)    (10,982)     (65,370)     (22,219)
                                                  ----------        --------    ----------    --------    ---------     --------
     Net equity transactions.................      1,355,553         439,425       700,777     397,122      310,869      343,220
                                                  ----------        --------    ----------    --------    ---------     --------
     Net change in contract owners' equity...      1,255,294         456,017       630,350     397,071      150,387      325,705
Contract owners' equity:
  Beginning of period........................        466,140          10,123       410,277      13,206      335,222        9,517
                                                  ----------        --------    ----------    --------    ---------     --------
  End of period..............................     $1,721,434        $466,140    $1,040,627    $410,277    $ 485,609     $335,222
                                                  ==========        ========    ==========    ========    =========     ========
Change in units:
  Beginning units............................         46,248             962        48,378       1,353       44,978        1,041
                                                  ----------        --------    ----------    --------    ---------     --------
  Units purchased............................        162,091          48,199       101,105      49,958       66,942       48,809
  Units redeemed.............................        (17,095)         (2,913)      (12,723)     (2,933)     (17,744)      (4,872)
                                                  ----------        --------    ----------    --------    ---------     --------
  Ending units...............................        191,244          46,248       136,760      48,378       94,176       44,978
                                                  ==========        ========    ==========    ========    =========     ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                              JANUS ASPEN SERIES - SERVICE SHARES
                               --------------------------------------------------------------------------------------------------
                                                                                                                    INTERNATIONAL
                                           GROWTH                  WORLDWIDE GROWTH              BALANCED              GROWTH
                                         SUBACCOUNT                   SUBACCOUNT                SUBACCOUNT           SUBACCOUNT
                               ------------------------------   -----------------------   -----------------------   -------------
                                     2002             2001         2002         2001         2002         2001        2002 (C)
                               -----------------   ----------   ----------   ----------   ----------   ----------   -------------
Increase (decrease) in
  contract owners' equity
  from operations:
  Net investment activity....     $   (7,546)      $   (5,416)  $     (112)  $   (2,017)  $   32,423   $   11,163       $   1
  Reinvested capital gains...              0            1,768            0            0            0            0           0
  Realized gain (loss).......        (45,287)         (46,972)     (12,519)     (15,682)      (9,579)      (2,706)          5
  Unrealized gain (loss).....       (286,577)        (181,891)    (370,672)    (113,749)    (179,018)     (22,041)          4
                                  ----------       ----------   ----------   ----------   ----------   ----------       -----
     Net increase (decrease)
       in contract owners'
       equity from
       operations............       (339,410)        (232,511)    (383,303)    (131,448)    (156,174)     (13,584)         10
                                  ----------       ----------   ----------   ----------   ----------   ----------       -----
Equity transactions:
  Contract purchase
     payments................        507,986          444,654      539,383      384,900      728,020      329,451         354
  Transfers from fixed &
     other subaccounts.......        130,029        1,338,099      431,197    1,063,569    1,318,856    1,176,991         596
  Withdrawal, surrenders &
     death benefit payments
     (note 4)................        (11,381)         (11,839)      (9,732)     (10,908)     (30,311)      (2,720)          0
  Transfers to fixed & other
     subaccounts.............       (150,235)        (550,765)    (132,160)    (210,957)    (295,419)    (251,495)        (54)
  Cost of insurance &
     administrative fee
     (note 4)................       (139,492)         (95,358)    (153,490)     (85,402)    (232,491)     (71,406)       (168)
                                  ----------       ----------   ----------   ----------   ----------   ----------       -----
     Net equity
       transactions..........        336,907        1,124,791      675,198    1,141,202    1,488,655    1,180,821         728
                                  ----------       ----------   ----------   ----------   ----------   ----------       -----
     Net change in contract
       owners' equity........         (2,503)         892,280      291,895    1,009,754    1,332,481    1,167,237         738
Contract owners' equity:
  Beginning of period........      1,045,766          153,486    1,110,428      100,674    1,247,432       80,195           0
                                  ----------       ----------   ----------   ----------   ----------   ----------       -----
  End of period..............     $1,043,263       $1,045,766   $1,402,323   $1,110,428   $2,579,913   $1,247,432       $ 738
                                  ==========       ==========   ==========   ==========   ==========   ==========       =====
Change in units:
  Beginning units............        158,049           17,291      158,107       11,009      132,477        8,038           0
                                  ----------       ----------   ----------   ----------   ----------   ----------       -----
  Units purchased............        110,813          182,980      151,644      172,773      206,317      135,229          95
  Units redeemed.............        (52,081)         (42,222)     (38,975)     (25,675)     (43,012)     (10,790)        (18)
                                  ----------       ----------   ----------   ----------   ----------   ----------       -----
  Ending units...............        216,781          158,049      270,776      158,107      295,782      132,477          77
                                  ==========       ==========   ==========   ==========   ==========   ==========       =====

---------------

(c) Period from August 1, 2002, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                                             JP MORGAN SERIES TRUST II
                                                              --------------------------------------------------------
                                                                      SMALL COMPANY                 MID CAP VALUE
                                                                        SUBACCOUNT                   SUBACCOUNT
                                                              ------------------------------   -----------------------
                                                                    2002           2001 (A)       2002       2001 (A)
                                                              -----------------   ----------   ----------   ----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...................................      $   (200)          $  0       $   (709)     $   (2)
  Reinvested capital gains..................................             0              0            233           0
  Realized loss.............................................        (6,824)             0         (2,539)          0
  Unrealized gain (loss)....................................        (8,848)             3         (5,711)         99
                                                                  --------           ----       --------      ------
     Net increase (decrease) in contract owners' equity from
      operations............................................       (15,872)             3         (8,726)         97
                                                                  --------           ----       --------      ------
Equity transactions:
  Contract purchase payments................................        14,123            141         29,574         137
  Transfers from fixed & other subaccounts..................        67,946              0        170,849       4,410
  Withdrawals, surrenders & death benefit payments
     (note 4)...............................................             0              0              0           0
  Transfers to fixed & other subaccounts....................       (20,335)             0        (16,278)          0
  Cost of insurance & administrative fee (note 4)...........        (3,644)            (1)        (9,045)        (18)
                                                                  --------           ----       --------      ------
     Net equity transactions................................        58,090            140        175,100       4,529
                                                                  --------           ----       --------      ------
     Net change in contract owners' equity..................        42,218            143        166,374       4,626
                                                                  --------           ----       --------      ------
Contract owners' equity:
  Beginning of period.......................................           143              0          4,626           0
                                                                  --------           ----       --------      ------
  End of period.............................................      $ 42,361           $143       $171,000      $4,626
                                                                  ========           ====       ========      ======
Change in units:
  Beginning units...........................................            13              0            422           0
                                                                  --------           ----       --------      ------
  Units purchased...........................................         7,517             13         17,319         424
  Units redeemed............................................        (2,662)             0         (2,159)         (2)
                                                                  --------           ----       --------      ------
  Ending units..............................................         4,868             13         15,582         422
                                                                  ========           ====       ========      ======

---------------

(a) Period from November 1, 2001, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                            MFS VARIABLE INSURANCE TRUST-SERVICE CLASS
                                     --------------------------------------------------------
                                             NEW DISCOVERY            INVESTORS GROWTH STOCK
                                               SUBACCOUNT                   SUBACCOUNT
                                     ------------------------------   -----------------------
                                           2002           2001 (A)       2002       2001 (A)
                                     -----------------   ----------   ----------   ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........       $  (101)         $   (2)     $  (138)     $    (5)
  Reinvested capital gains.........             0               0            0            0
  Realized gain (loss).............          (281)              1         (216)           1
  Unrealized gain (loss)...........        (3,994)            161       (5,751)          39
                                          -------          ------      -------      -------
     Net increase (decrease) in
       contract owners' equity from
       operations..................        (4,376)            160       (6,105)          35
                                          -------          ------      -------      -------
Equity transactions:
  Contract purchase payments.......        11,085               0        8,997          291
  Transfers from fixed & other
     subaccounts...................        31,716           2,520       31,826        9,379
  Withdrawals, surrenders & death
     benefit payments (note 4).....           (29)              0            0            0
  Transfers to fixed & other
     subaccounts...................        (2,811)              0       (2,437)      (4,690)
  Cost of insurance &
     administrative fee (note 4)...        (2,052)            (23)      (3,440)         (72)
                                          -------          ------      -------      -------
     Net equity transactions.......        37,909           2,497       34,946        4,908
                                          -------          ------      -------      -------
     Net change in contract owners'
       equity......................        33,533           2,657       28,841        4,943
Contract owners' equity:
  Beginning of period..............         2,657               0        4,943            0
                                          -------          ------      -------      -------
  End of period....................       $36,190          $2,657      $33,784      $ 4,943
                                          =======          ======      =======      =======
Change in units:
  Beginning units..................           230               0          461            0
                                          -------          ------      -------      -------
  Units purchased..................         4,816             232        4,332          468
  Units redeemed...................          (421)             (2)        (400)          (7)
                                          -------          ------      -------      -------
  Ending units.....................         4,625             230        4,393          461
                                          =======          ======      =======      =======

                                        MFS VARIABLE INSURANCE TRUST-SERVICE CLASS
                                     -------------------------------------------------
                                         MID CAP GROWTH             TOTAL RETURN
                                           SUBACCOUNT                SUBACCOUNT
                                     -----------------------   -----------------------
                                        2002       2001 (A)       2002       2001 (A)
                                     ----------   ----------   ----------   ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity..........   $   (38)      $   (1)     $  2,430     $   (11)
  Reinvested capital gains.........         0            0         4,464           0
  Realized gain (loss).............      (345)           0        (1,919)         (7)
  Unrealized gain (loss)...........    (1,573)         (16)      (32,101)        634
                                      -------       ------      --------     -------
     Net increase (decrease) in
       contract owners' equity from
       operations..................    (1,956)         (17)      (27,126)        616
                                      -------       ------      --------     -------
Equity transactions:
  Contract purchase payments.......     2,416            0       116,730         699
  Transfers from fixed & other
     subaccounts...................     8,980        1,263       712,604      48,709
  Withdrawals, surrenders & death
     benefit payments (note 4).....       (31)           0          (786)          0
  Transfers to fixed & other
     subaccounts...................      (686)           0       (37,370)       (239)
  Cost of insurance &
     administrative fee (note 4)...      (992)          (8)      (44,729)       (161)
                                      -------       ------      --------     -------
     Net equity transactions.......     9,687        1,255       746,449      49,008
                                      -------       ------      --------     -------
     Net change in contract owners'
       equity......................     7,731        1,238       719,323      49,624
Contract owners' equity:
  Beginning of period..............     1,238            0        49,624           0
                                      -------       ------      --------     -------
  End of period....................   $ 8,969       $1,238      $768,947     $49,624
                                      =======       ======      ========     =======
Change in units:
  Beginning units..................       111            0         4,834           0
                                      -------       ------      --------     -------
  Units purchased..................     1,551          112        82,461       4,873
  Units redeemed...................      (224)          (1)       (7,553)        (39)
                                      -------       ------      --------     -------
  Ending units.....................     1,438          111        79,742       4,834
                                      =======       ======      ========     =======

---------------

(a) Period from November 1, 2001, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
                                                      DECEMBER 31, 2002 AND 2001

                                                                                UBS SERIES              PIMCO VARIABLE
                                                             THE PRUDENTIAL       TRUST                INSURANCE TRUST
                                                            SERIES FUND, INC.   ----------   ------------------------------------
                                                            -----------------    TACTICAL       REAL        TOTAL        GLOBAL
                                                                JENNISON        ALLOCATION     RETURN       RETURN        BOND
                                                               SUBACCOUNT       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                            -----------------   ----------   ----------   ----------   ----------
                                                                2002 (C)         2002 (C)     2002 (C)     2002 (C)     2002 (C)
                                                            -----------------   ----------   ----------   ----------   ----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity.................................       $   (5)         $   (21)     $  1,647     $  2,353     $    49
  Reinvested capital gains................................            0                0           408        3,701          84
  Realized gain (loss)....................................          (15)              16           (24)         (21)          6
  Unrealized gain (loss)..................................         (114)             179         3,173        2,603         809
                                                                 ------          -------      --------     --------     -------
     Net increase (decrease) in contract owners' equity
      from operations.....................................         (134)             174         5,204        8,636         948
                                                                 ------          -------      --------     --------     -------
Equity transactions:
  Contract purchase payments..............................        1,532            1,561        17,094        8,329       2,805
  Transfers from fixed & other subaccounts................        2,696           11,814       201,123      335,790      18,343
  Withdrawals, surrenders & death benefit payments
     (note 4).............................................            0               14          (159)          19           0
  Transfers to fixed & other subaccounts..................            0                0             0       (5,492)          0
  Cost of insurance & administrative fee (note 4).........         (300)            (461)       (5,787)      (6,180)       (545)
                                                                 ------          -------      --------     --------     -------
     Net equity transactions..............................        3,928           12,928       212,271      332,466      20,603
                                                                 ------          -------      --------     --------     -------
     Net change in contract owners' equity................        3,794           13,102       217,475      341,102      21,551
                                                                 ------          -------      --------     --------     -------
Contract owners' equity:
  Beginning of period.....................................            0                0             0            0           0
                                                                 ------          -------      --------     --------     -------
  End of period...........................................       $3,794          $13,102      $217,475     $341,102     $21,551
                                                                 ======          =======      ========     ========     =======
Change in units:
  Beginning units.........................................            0                0             0            0           0
                                                                 ------          -------      --------     --------     -------
  Units purchased.........................................          425            1,361        20,921       33,736       2,065
  Units redeemed..........................................          (30)             (45)         (577)      (1,085)        (52)
                                                                 ------          -------      --------     --------     -------
  Ending units............................................          395            1,316        20,344       32,651       2,013
                                                                 ======          =======      ========     ========     =======

---------------

(c) Period from August 1, 2002, date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2002

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Variable Account R (the Account) is a separate account of The Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (ONLIC). The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc., Fidelity Variable Insurance Products Fund Service CL 2, Janus Aspen Series (Institutional and Service Shares), Strong Variable Annuity Funds, Inc., Van Kampen Universal Institutional Funds, Inc., Goldman Sachs Variable Insurance Trust, Lazard Retirement Series Inc., Prudential Series Fund, Inc., UBS Series Trust, PBHG Insurance Series Fund, Inc., J. P. Morgan Series Trust II, MFS Variable Insurance Trust-Service Class, and PIMCO Variable Insurance Trust (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2002. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

   Ohio National Investments, Inc. (ONI), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI receives fees from the mutual funds.

   Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of ONLAC. The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for the fixed account benefits.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Some of the underlying mutual funds have been established by investment advisors which manage publicly traded mutual funds, having similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

(2) FINANCIAL HIGHLIGHTS

   The following is a summary of accumulation units, value per unit, and fair value as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

                                                                                                            INVESTMENT
                                  ACCUMULATION          VALUE PER         FAIR                    TOTAL       INCOME
                                    UNITS***               UNIT           VALUE      EXPENSES*   RETURN**   RATIO****
                              ---------------------   --------------   -----------   ---------   --------   ----------
   OHIO NATIONAL FUND, INC.:
   EQUITY SUBACCOUNT
        2002................        1,067,502           $24.758670     $26,429,923     0.75%     -19.35%       0.37%
        2001................        1,037,127           $30.697635     $31,837,334     0.75%      -9.12%       0.29%
        2000................          992,625           $33.777286     $33,528,167     0.75%      -7.34%       0.30%
        1999................          956,502           $36.453086     $34,867,446     0.75%      18.97%       0.33%
        1998................        1,017,189           $30.639418     $31,166,072     0.75%       4.94%       1.25%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002

                                                                                                            INVESTMENT
                                  ACCUMULATION          VALUE PER         FAIR                    TOTAL       INCOME
                                    UNITS***               UNIT           VALUE      EXPENSES*   RETURN**   RATIO****
                              ---------------------   --------------   -----------   ---------   --------   ----------
   OHIO NATIONAL FUND, INC.: (CONTINUED)
   MONEY MARKET SUBACCOUNT
        2002................          398,887           $19.811256     $ 7,902,447     0.75%       0.63%       1.37%
        2001................          461,183           $19.686696     $ 9,079,178     0.75%       3.03%       3.36%
        2000................          241,942           $19.108485     $ 4,623,149     0.75%       5.55%       5.84%
        1999................          241,831           $18.103505     $ 4,377,995     0.75%       4.24%       4.75%
        1998................          234,262           $17.366799     $ 4,068,382     0.75%       4.60%       4.33%
   BOND SUBACCOUNT
        2002................          167,865           $25.388188     $ 4,261,796     0.75%       7.85%       6.15%
        2001................          137,657           $23.540985     $ 3,240,586     0.75%       7.61%       6.33%
        2000................          107,023           $21.876334     $ 2,341,267     0.75%       5.07%       6.76%
        1999................           90,240           $20.820247     $ 1,878,813     0.75%      -0.17%       6.62%
        1998................           80,280           $20.855811     $ 1,674,308     0.75%       4.43%       6.39%
   OMNI SUBACCOUNT
        2002................          327,405           $17.333070     $ 5,674,927     0.75%     -23.35%       1.90%
        2001................          346,979           $22.613117     $ 7,846,269     0.75%     -13.72%       1.87%
        2000................          352,906           $26.207514     $ 9,248,783     0.75%     -15.48%       1.20%
        1999................          380,822           $31.008817     $11,808,840     0.75%      10.53%       2.17%
        1998................          425,296           $28.055492     $11,931,894     0.75%       3.75%       2.68%
   INTERNATIONAL SUBACCOUNT
        2002................          788,602           $12.449979     $ 9,818,084     0.75%     -21.24%       0.26%
        2001................          802,998           $15.807388     $12,693,302     0.75%     -30.09%       0.00%
        2000................          809,614           $22.610910     $18,306,110     0.75%     -22.78%       0.00%
        1999................          823,799           $29.279308     $24,120,263     0.75%      66.15%       0.00%
        1998................          957,063           $17.621931     $16,865,296     0.75%       3.11%       3.78%
   CAPITAL APPRECIATION SUBACCOUNT
        2002................          542,265           $19.901620     $10,791,945     0.75%     -20.74%       0.21%
        2001................          486,036           $25.110741     $12,204,712     0.75%       8.88%       0.49%
        2000................          393,332           $23.062248     $ 9,071,117     0.75%      30.52%       0.75%
        1999................          429,437           $17.669517     $ 7,587,944     0.75%       5.67%       2.98%
        1998................          423,380           $16.722138     $ 7,079,821     0.75%       5.12%       2.48%
   DISCOVERY SUBACCOUNT
        2002................          626,936           $18.320952     $11,486,056     0.75%     -33.24%       0.00%
        2001................          617,079           $27.442162     $16,933,981     0.75%     -18.97%       0.00%
        2000................          606,632           $33.866978     $20,544,786     0.75%     -11.88%       0.00%
        1999................          591,732           $38.431477     $22,741,130     0.75%     104.92%       0.00%
        1998................          493,227           $18.754130     $ 9,250,038     0.75%       9.75%       0.00%
   INTERNATIONAL SMALL COMPANY SUBACCOUNT
        2002................          222,020           $11.638006     $ 2,583,865     0.75%     -15.64%       0.00%
        2001................          214,315           $13.796036     $ 2,956,702     0.75%     -29.80%       0.00%
        2000................          207,195           $19.653655     $ 4,072,131     0.75%     -30.79%       0.00%
        1999................          178,216           $28.396871     $ 5,060,766     0.75%     106.96%       0.00%
        1998................          149,011           $13.720858     $ 2,044,553     0.75%       2.76%       2.87%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002

                                                                                                            INVESTMENT
                                  ACCUMULATION          VALUE PER         FAIR                    TOTAL       INCOME     INCEPTION
                                    UNITS***               UNIT           VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                              ---------------------   --------------   -----------   ---------   --------   ----------   ---------
   OHIO NATIONAL FUND, INC.: (CONTINUED)
   AGGRESSIVE GROWTH SUBACCOUNT
        2002................          422,595           $ 5.532464     $ 2,337,993     0.75%     -28.45%       0.00%
        2001................          372,206           $ 7.732644     $ 2,878,135     0.75%     -32.32%       1.10%
        2000................          318,530           $11.425914     $ 3,639,493     0.75%     -27.88%       0.00%
        1999................          251,875           $15.843725     $ 3,990,634     0.75%       4.97%       0.00%
        1998................          254,032           $15.093421     $ 3,834,209     0.75%       7.04%       0.00%
   SMALL CAP GROWTH SUBACCOUNT
        2002................          263,778           $ 7.366641     $ 1,943,156     0.75%     -29.65%       0.00%
        2001................          255,827           $10.471667     $ 2,678,934     0.75%     -39.95%       0.00%
        2000................          242,290           $17.438980     $ 4,225,295     0.75%     -17.49%       0.00%
        1999................          174,597           $21.135299     $ 3,690,169     0.75%     103.42%       0.00%
        1998................          124,781           $10.389835     $ 1,296,450     0.75%       8.01%       0.00%
   GROWTH & INCOME SUBACCOUNT
        2002................          680,877           $13.467665     $ 9,169,820     0.75%     -26.18%       0.00%
        2001................          678,248           $18.244681     $12,374,416     0.75%     -13.48%       1.28%
        2000................          631,007           $21.120711     $13,327,314     0.75%      -9.12%       0.00%
        1999................          571,171           $23.203471     $13,253,157     0.75%      61.04%       0.20%
        1998................          390,193           $14.408556     $ 5,622,122     0.75%       6.29%       1.03%
   S&P 500 INDEX SUBACCOUNT
        2002................        1,297,802           $12.464522     $16,176,487     0.75%     -23.21%       1.13%
        2001................        1,126,657           $16.230974     $18,286,748     0.75%     -13.98%       2.06%
        2000................          975,222           $18.868311     $18,400,789     0.75%     -10.32%       3.14%
        1999................          887,541           $21.039899     $18,673,763     0.75%      24.69%       2.45%
        1998................          457,114           $16.873371     $ 7,713,053     0.75%      29.04%       2.61%
   SOCIAL AWARENESS SUBACCOUNT
        2002................           42,878           $ 5.501551     $   235,893     0.75%     -28.85%       0.00%
        2001................           39,607           $ 7.732189     $   306,252     0.75%     -20.38%       0.00%
        2000................           37,937           $ 9.711308     $   368,413     0.75%     -13.43%       0.00%
        1999................           41,479           $11.218364     $   465,325     0.75%      16.82%       0.46%
        1998................           55,122           $ 9.603437     $   529,362     0.75%     -22.98%       0.54%
   BLUE CHIP SUBACCOUNT
        2002................           75,011           $ 7.904297     $   592,912     0.75%     -20.03%       0.92%
        2001................           60,504           $ 9.884110     $   598,028     0.75%      -4.94%       0.67%
        2000................           33,841           $10.398014     $   351,877     0.75%       0.32%       0.73%
        1999................               45           $10.364605     $       468     0.75%       3.65%       0.00%      11/1/99
   EQUITY INCOME SUBACCOUNT
        2002................           37,905           $ 6.518672     $   247,089     0.75%     -21.47%       1.51%
        2001................           18,267           $ 8.300559     $   151,628     0.75%      12.48%       1.57%
        2000................            5,860           $ 9.484445     $    55,578     0.75%     -13.14%       1.43%      11/1/99
   HIGH INCOME BOND SUBACCOUNT
        2002................           57,364           $10.132594     $   581,243     0.75%       3.17%      10.84%
        2001................           25,230           $ 9.821229     $   247,785     0.75%       3.50%      13.23%
        2000................            6,486           $ 9.489367     $    61,549     0.75%      -7.79%       6.63%
        1999................            5,678           $10.291509     $    58,437     0.75%       2.92%       1.25%      11/1/99

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002

                                                                                                            INVESTMENT
                                  ACCUMULATION          VALUE PER         FAIR                    TOTAL       INCOME     INCEPTION
                                    UNITS***               UNIT           VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                              ---------------------   --------------   -----------   ---------   --------   ----------   ---------
   OHIO NATIONAL FUND, INC.: (CONTINUED)
   CAPITAL GROWTH SUBACCOUNT
        2002................          237,616           $ 5.084446     $ 1,208,144     0.75%     -42.49%       0.00%
        2001................          204,936           $ 8.841553     $ 1,811,952     0.75%     -15.24%       0.00%
        2000................          188,206           $10.431717     $ 1,963,311     0.75%     -26.56%       0.00%
        1999................           21,003           $14.203709     $   298,318     0.75%      42.04%       0.00%      11/1/99
   NASDAQ-100 INDEX SUBACCOUNT
        2002................           69,005           $ 3.017132     $   208,198     0.75%     -37.80%       0.00%
        2001................           40,660           $ 4.850717     $   197,228     0.75%     -33.16%       0.00%
        2000................            2,980           $ 7.256762     $    21,628     0.75%     -27.43%       0.00%     10/16/00
   BRISTOL SUBACCOUNT
        2002................            3,479           $ 7.860542     $    27,345     0.75%     -21.39%       0.00%       5/1/02
   BRYTON GROWTH SUBACCOUNT
        2002................            2,144           $ 6.845612     $    14,677     0.75%     -31.54%       0.00%       5/1/02
   JANUS ASPEN SERIES -- INSTITUTIONAL SHARES:
   GROWTH SUBACCOUNT
        2002................          880,663           $ 5.937630     $ 5,229,053     0.75%     -27.06%       0.00%
        2001................          849,118           $ 8.140145     $ 6,911,944     0.75%     -25.30%       0.07%
        2000................          797,787           $10.896910     $ 8,693,414     0.75%     -15.19%       2.44%
        1999................          482,511           $12.848159     $ 6,199,378     0.75%      28.48%       0.19%       5/3/99
   WORLDWIDE GROWTH SUBACCOUNT
        2002................          558,895           $ 7.172911     $ 4,008,905     0.75%     -26.06%       0.91%
        2001................          586,165           $ 9.700598     $ 5,686,148     0.75%     -23.02%       0.44%
        2000................          539,952           $12.601009     $ 6,803,937     0.75%     -16.30%       2.04%
        1999................          244,886           $15.054438     $ 3,686,627     0.75%      50.54%       0.05%       5/3/99
   BALANCED SUBACCOUNT
        2002................          367,869           $ 9.402358     $ 3,458,833     0.75%      -7.14%       2.69%
        2001................          265,788           $10.125474     $ 2,691,224     0.75%      -5.38%       2.81%
        2000................          197,829           $10.701013     $ 2,116,973     0.75%      -3.00%       6.65%
        1999................            6,543           $11.031897     $    72,185     0.75%      10.32%       1.13%      11/1/99
   STRONG VARIABLE ANNUITY FUNDS, INC.:
   OPPORTUNITY II SUBACCOUNT
        2002................          169,102           $ 8.200818     $ 1,386,777     0.75%     -27.36%       0.52%
        2001................          101,329           $11.290309     $ 1,144,032     0.75%      -4.42%       0.54%
        2000................           41,787           $11.812926     $   493,631     0.75%       5.81%       0.37%
        1999................              266           $11.164799     $     2,970     0.75%      11.65%       0.00%      11/1/99
   MULTI CAP VALUE II SUBACCOUNT
        2002................           31,350           $ 8.680263     $   272,130     0.75%     -23.73%       0.51%
        2001................           29,908           $11.381305     $   340,388     0.75%       3.34%       0.00%
        2000................           21,367           $11.013003     $   235,319     0.75%       7.02%       0.52%
        1999................              848           $10.290266     $     8,725     0.75%       2.90%       0.30%      11/1/99
   MID CAP GROWTH II SUBACCOUNT
        2002................          285,484           $ 4.653023     $ 1,328,365     0.75%     -38.01%       0.00%
        2001................          233,869           $ 7.506339     $ 1,755,503     0.75%     -31.29%       0.00%
        2000................          160,557           $10.924629     $ 1,754,028     0.75%     -15.47%       0.00%
        1999................           22,599           $12.924122     $   292,074     0.75%      29.24%       0.00%      11/1/99

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002

                                                                                                            INVESTMENT
                                  ACCUMULATION          VALUE PER         FAIR                    TOTAL       INCOME     INCEPTION
                                    UNITS***               UNIT           VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                              ---------------------   --------------   -----------   ---------   --------   ----------   ---------
   GOLDMAN SACHS VARIABLE INSURANCE TRUST:
   GROWTH & INCOME SUBACCOUNT
        2002................          108,055           $ 7.177819     $   775,602     0.75%     -12.00%       1.48%
        2001................          101,805           $ 8.156502     $   830,372     0.75%     -10.02%       0.46%
        2000................          101,634           $ 9.064387     $   921,253     0.75%      -5.39%       0.38%
        1999................           71,765           $ 9.581286     $   687,600     0.75%      -4.19%       2.18%       5/3/99
   CORE US EQUITY SUBACCOUNT
        2002................           31,068           $ 6.644373     $   206,427     0.75%     -22.48%       0.76%
        2001................           15,789           $ 8.570796     $   135,321     0.75%     -12.60%       0.56%
        2000................            9,799           $ 9.806522     $    96,094     0.75%     -10.29%       1.21%
        1999................              711           $10.931168     $     7,772     0.75%       9.31%       0.32%      11/1/99
   CAPITAL GROWTH SUBACCOUNT
        2002................           43,293           $ 6.514163     $   282,017     0.75%     -24.90%       0.22%
        2001................           29,300           $ 8.673416     $   254,132     0.75%     -15.10%       0.18%
        2000................           17,270           $10.216351     $   176,440     0.75%      -8.66%       0.23%
        1999................            1,252           $11.184743     $    14,006     0.75%      11.85%       0.17%      11/1/99
   VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS:
   US REAL ESTATE SUBACCOUNT
        2002................           23,213           $13.984648     $   324,620     0.75%      -1.53%       3.96%
        2001................           18,883           $14.201310     $   268,159     0.75%       9.02%       3.64%
        2000................           24,304           $13.026396     $   316,589     0.75%      28.31%       2.03%      11/1/99
   LAZARD RETIREMENT SERIES, INC.:
   EMERGING MARKET SUBACCOUNT
        2002................           96,494           $ 8.232580     $   794,394     0.75%      -2.23%       0.61%
        2001................           76,516           $ 8.420653     $   644,315     0.75%      -5.79%       0.50%
        2000................           61,947           $ 8.937743     $   553,666     0.75%     -28.61%       0.18%
        1999................           46,635           $12.519300     $   583,841     0.75%      25.19%       0.19%      11/1/99
   SMALL CAP SUBACCOUNT
        2002................          202,846           $12.188342     $ 2,472,361     0.75%     -18.29%       0.00%
        2001................          109,560           $14.916457     $ 1,634,246     0.75%      17.74%       0.13%
        2000................           20,488           $12.668639     $   259,560     0.75%      20.15%       0.33%
        1999................            4,128           $10.544030     $    43,522     0.75%       5.44%       0.01%      11/1/99
   PBHG INSURANCE SERIES FUND, INC.:
   TECHNOLOGY & COMMUNICATIONS SUBACCOUNT
        2002................           81,354           $ 1.172959     $    95,425     0.75%     -54.33%       0.00%
        2001................           45,848           $ 2.568427     $   117,758     0.75%     -52.68%       0.00%
        2000................            1,976           $ 5.427213     $    10,727     0.75%     -45.73%       0.00%     10/16/00
   FIDELITY VARIABLE INSURANCE FUND SERVICE CL 2:
   VIP MID-CAP SUBACCOUNT
        2002................          191,244           $ 9.001224     $ 1,721,434     0.75%     -10.69%       0.46%
        2001................           46,248           $10.079181     $   466,140     0.75%      -4.24%       0.00%
        2000................              962           $10.525174     $    10,123     0.75%       5.25%       0.48%     10/16/00
   VIP CONTRAFUND SUBACCOUNT
        2002................          136,760           $ 7.609122     $ 1,040,627     0.75%     -10.28%       0.49%
        2001................           48,378           $ 8.480711     $   410,277     0.75%     -13.12%       0.07%
        2000................            1,353           $ 9.761880     $    13,206     0.75%      -2.38%       0.00%     10/16/00

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002

                                                                                                            INVESTMENT
                                  ACCUMULATION          VALUE PER         FAIR                    TOTAL       INCOME     INCEPTION
                                    UNITS***               UNIT           VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                              ---------------------   --------------   -----------   ---------   --------   ----------   ---------
   FIDELITY VARIABLE INSURANCE FUND SERVICE CL 2: (CONTINUED)
   VIP GROWTH SUBACCOUNT
        2002................           94,176           $ 5.156370     $   485,609     0.75%     -30.82%       0.11%
        2001................           44,978           $ 7.453054     $   335,222     0.75%     -18.48%       0.02%
        2000................            1,041           $ 9.142770     $     9,517     0.75%      -8.57%       0.00%     10/16/00
   JANUS ASPEN SERIES -- SERVICE SHARES:
   GROWTH SUBACCOUNT
        2002................          216,781           $ 4.812521     $ 1,043,263     0.75%     -27.27%       0.00%
        2001................          158,049           $ 6.616731     $ 1,045,766     0.75%     -25.46%       0.00%
        2000................           17,291           $ 8.876902     $   153,486     0.75%     -11.23%       0.00%     10/16/00
   WORLDWIDE GROWTH SUBACCOUNT
        2002................          270,776           $ 5.178897     $ 1,402,323     0.75%     -26.26%       0.68%
        2001................          158,107           $ 7.023270     $ 1,110,428     0.75%     -23.20%       0.33%
        2000................           11,009           $ 9.144478     $   100,674     0.75%      -8.56%       0.03%     10/16/00
   BALANCED SUBACCOUNT
        2002................          295,782           $ 8.722353     $ 2,579,913     0.75%      -7.37%       2.29%
        2001................          132,477           $ 9.416226     $ 1,247,432     0.75%      -5.62%       2.64%
        2000................            8,038           $ 9.976617     $    80,195     0.75%      -0.23%       0.61%     10/16/00
   INTERNATIONAL GROWTH SUBACCOUNT
        2002................               77           $ 9.539312     $       738     0.75%      -4.61%       0.54%       8/1/02
   JP MORGAN SERIES TRUST II:
   SMALL COMPANY SUBACCOUNT
        2002................            4,868           $ 8.701600     $    42,361     0.75%     -22.24%       0.22%
        2001................               13           $11.189680     $       143     0.75%      11.90%       0.00%      11/1/01
   MID CAP VALUE SUBACCOUNT
        2002................           15,582           $10.974191     $   171,000     0.75%       0.07%       0.02%
        2001................              422           $10.966816     $     4,626     0.75%       9.67%       0.00%      11/1/01
   MFS VARIABLE INSURANCE TRUST -- SERVICE CLASS:
   NEW DISCOVERY SUBACCOUNT
        2002................            4,625           $ 7.825056     $    36,190     0.75%     -32.31%       0.00%
        2001................              230           $11.559996     $     2,657     0.75%      15.60%       0.00%      11/1/01
   INVESTORS GROWTH STOCK SUBACCOUNT
        2002................            4,393           $ 7.690730     $    33,784     0.75%     -28.25%       0.00%
        2001................              461           $10.719368     $     4,943     0.75%       7.19%       0.00%      11/1/01
   MID CAP GROWTH SUBACCOUNT
        2002................            1,438           $ 6.237515     $     8,969     0.75%     -43.86%       0.00%
        2001................              111           $11.109985     $     1,238     0.75%      11.10%       0.00%      11/1/01
   TOTAL RETURN SUBACCOUNT
        2002................           79,742           $ 9.642978     $   768,947     0.75%      -6.06%       1.27%
        2001................            4,834           $10.264559     $    49,624     0.75%       2.65%       0.00%      11/1/01
   THE PRUDENTIAL SERIES FUND, INC:
   JENNISON SUBACCOUNT
        2002................              395           $ 9.613094     $     3,794     0.75%      -3.87%       0.00%       8/1/02
   UBS SERIES TRUST:
   TACTICAL ALLOCATION SUBACCOUNT
        2002................            1,316           $ 9.958652     $    13,102     0.75%      -0.41%       0.00%       8/1/02

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002

                                                                                                            INVESTMENT
                                  ACCUMULATION          VALUE PER         FAIR                    TOTAL       INCOME     INCEPTION
                                    UNITS***               UNIT           VALUE      EXPENSES*   RETURN**   RATIO****      DATE
                              ---------------------   --------------   -----------   ---------   --------   ----------   ---------
   FIDELITY VARIABLE INSURANCE FUND SERVICE CL 2: (CONTINUED)
   PIMCO VARIABLE INSURANCE TRUST:
   REAL RETURN SUBACCOUNT
        2002................           20,344           $10.690019     $   217,475     0.75%       6.90%       1.40%       8/1/02
   TOTAL RETURN SUBACCOUNT
        2002................           32,651           $10.446748     $   341,102     0.75%       4.47%       1.38%       8/1/02
   GLOBAL BOND SUBACCOUNT
        2002................            2,013           $10.707431     $    21,551     0.75%       7.07%       0.68%       8/1/02

   ------------------

      * This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

     ** This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investment options with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the period indicated or from the inception date through the end of the period.

    *** Accumulation units are rounded to the nearest whole number.

   **** This represents the dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(3) RISK AND ADMINISTRATIVE EXPENSE

   Although variable life payments differ according to the investment performance of the underlying mutual funds within the Account, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charges will be assessed through the unit value calculation at a daily rate of 0.0020471% which corresponds to an annual rate of .75% of the contract value.

(4) CONTRACT CHARGES

   Each premium payment is subject to a premium expense charge. The premium expense charge has two components:

   (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%.

   (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 0% to 4%.

   Total premium expense charges in the Account amounted to approximately $1,759,000 and $1,970,000 during 2002 and 2001 respectively.

   A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2002

   The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $1,387,411 and $861,104 for the periods ended December 31, 2002 and 2001. The contingent deferred insurance underwriting charge varies with age at issue or increase. The contingent deferred insurance underwriting charges were $268,135 and $125,257 for the periods ended December 31, 2002 and 2001.

   A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

   ONLAC charges a monthly deduction from the contract value for the cost of insurance, which is based upon age, sex, rate class, and net amount at risk (death benefit less total contract value). ONLAC also charges a monthly $5.00 or $7.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider. These contract charges are assessed each contract by liquidating units.

(5) FEDERAL INCOME TAXES

   Operations of the Account form a part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares. Accordingly, ONLAC does not provide for income taxes within the Account.

(6) AICPA AUDIT GUIDE UPDATE

   In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide was effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide required Separate Accounts presenting financial statements in conformity with accounting principles generally accepted in the United States of America to disclose financial highlights which include expense ratios, total return, and an investment income ratio (see note 2). The adoption of the guide had no financial impact on the Account.

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R

 INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Ohio National Life Assurance Corporation and Contract Owners of Ohio National Variable Account R:

We have audited the accompanying statement of assets and contract owners' equity of Ohio National Variable Account R (comprised of the sub-accounts listed in note 2) (collectively, "the Account") as of December 31, 2002, and the related statements of operations and changes in contract owners' equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2002, and the results of its operations, changes in contract owners' equity, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 21, 2003

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

OHIO NATIONAL FUND, INC.

Post Office Box 371
Cincinnati, Ohio 45201

Form 1324 Rev. 2-03

PART C: OTHER INFORMATION


Item Number   Caption in Prospectus

   27.        Exhibits
   28.        Directors and Officers of the Depositor
   29.        Persons Controlled by or Under Common Control with Depositor or
              Registrant
   30.        Indemnification
   31.        Principal Underwriter
   32.        Location of Accounts and Records
   33.        Management Services
   34.        Fee Representation

                            PART C: OTHER INFORMATION


Item 27. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.


Item 28. Directors and Officers of the Depositor


NAME                                     RELATIONSHIP WITH COMPANY*
--------------------------------------------------------------------------------

Trudy K. Backus                          Vice President, Individual
                                         Insurance Services

Thomas A. Barefield                      Senior Vice President,
                                              Institutional Sales

Howard C. Becker                         Senior Vice President, Individual
                                              Insurance and Corporate Services

Ronald L. Benedict                       Corporate Vice President, Counsel
                                              & Secretary

Robert A. Bowen                          Senior Vice President,
                                              Information Systems

Arthur J. Roberts                        Vice President & Treasurer

Michael A. Boedeker                      Senior Vice President, Investments

Christopher A. Carlson                   Senior Vice President, Investments

David W. Cook                            Senior Vice President & Actuary

Ronald J. Dolan                          Director and Executive Vice President &
                                              Chief Financial Officer

Michael F. Haverkamp                     Director and Senior Vice President &
                                              General Counsel

Lee E. Bartels                           Vice President, Underwriting

David B. O'Maley                         Director and Chairman, President &
                                              Chief Executive Officer

John J. Palmer                           Director & Vice Chairman,
                                              Strategic Initiatives

George B. Pearson                        Vice President, PGA Marketing

D. Gates Smith                           Executive Vice President, Agency and
                                              Group Distribution

Michael D. Stohler                       Vice President, Mortgages & Real Estate

Dennis C. Twarogowski                    Vice President, Career Marketing

----------------

The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us.

The principal business address of each is:

One Financial Way
Cincinnati, Ohio 45242



Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant


The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of The Ohio National Life Insurance Company, which is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)                               Jurisdiction           % Owned
--------------------------------------------------------------------------------

The Ohio National Life Insurance Company          Ohio                     100%

OnFlight, Inc.                                    Ohio                     100%
(aviation)

ON Global Holdings, Inc.                          Delaware                 100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.                Connecticut               51%
(investment adviser)

SMON Holdings, Inc.                               Delaware                  50%
(insurance holding company)

Suffolk Capital Management LLC                    Delaware                  81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation          Ohio                     100%

Ohio National Equities, Inc.                      Ohio                     100%
(securities broker dealer)

Ohio National Investments, Inc.                   Ohio                     100%
(investment adviser)

The O.N. Equity Sales Company                     Ohio                     100%
(securities broker dealer)

Enterprise Park, Inc.                             Georgia                  100%
(real estate holding company)

Ohio National Fund, Inc.                          Maryland      (more than) 90%
(registered investment company

Dow Target Variable Fund LLC                      Ohio                     100%
(registered investment company)

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company                Ohio                     100%
(investment adviser)

Ohio National Insurance Agency, Inc.              Indiana                  100%

Ohio National Insurance Agency of
     Alabama, Inc.                                Alabama                  100%

Ohio National Insurance Ageny of
     Massachusetts, Inc.                          Massachusetts            100%

Ohio National Insurance Agency of
     North Carolina, Inc.                         North Carolina           100%

ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

SMON Holdings, Inc. owns 100% of the voting securities of National Security Life and Annuity Company, a life insurance company organized under the laws of New York.


Item 30. Indemnification

The sixth article of the Depositor's Articles of Incorporation, as amended, provides as follows:

"Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation's request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, judgments, fine and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation's request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation's request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation's request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law."

In addition, Article XII of the Depositor's Code of Regulations states as follows:

"If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Sixth of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation's request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled".

Item 31. Principal Underwriter

The principal underwriter of the Registrant's securities is Ohio National Equities, Inc. ("ONEQ"). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:

     Name                        Position with ONEQ
--------------------------------------------------------------------------------

     David B. O'Maley            Chairman and Director
     John J. Palmer              President and Director
     Thomas A. Barefield         Senior Vice President
     Trudy K. Backus             Vice President and Director
     Ronald L. Benedict          Secretary and Director
     Barbara A. Turner           Operations Vice President, Treasurer and
                                      Compliance Officer
     James I. Miller II          Vice President and Director

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting             Compensation
Discounts and                on Redemption                Brokerage
Commissions                  or Annuitization             Commissions
--------------------------------------------------------------------------------
$27,473,639                        None                      None


Item 32. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

 (1) Journals and other records of original entry:

     Ohio National Life Assurance Corporation ("Depositor")
     One Financial Way
     Montgomery, Ohio  45242

     U.S. Bank, N.A. ("Custodian")
     425 Walnut Street
     Cincinnati, Ohio 45202

 (2) General and auxiliary ledgers:

     Depositor and Custodian

 (3) Securities records for portfolio securities:

     Custodian

 (4) Corporate charter, by-laws and minute books:

     Registrant has no such documents.

 (5) Records of brokerage orders:

     Not applicable.

 (6) Records of other portfolio transactions:

     Custodian

 (7) Records of options:

     Not applicable

 (8) Records of trial balances:

     Custodian

 (9) Quarterly records of allocation of brokerage orders and commissions:

     Not applicable

(10) Records identifying person or group authorizing portfolio transactions:

     Depositor

(11) Files of advisory materials:

     Not applicable

(12) Other records

     Custodian and Depositor


Item 33. Management Services

         None


Item 34. Fee Representation

This registration statement comprises the following papers and documents: The facing sheet


The prospectus consisting of 34 pages


Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

Ohio National Life Assurance Corporation represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.

The signatures

Written consents of the following persons:

     Consent of KPMG LLP

     Jones & Blouch L.L.P.

     Ronald L. Benedict, Esq.

     David W. Cook, FSA, MAAA

Exhibits:
All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

     (a) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as
            Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on October 31, 2001(File no. 333-16133).

     (c) Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant's registration statement on Form S-6 on April 27, 1998 (File no. 333-16133).

     (c) Variable Policy Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 (File no. 2-91213).

     (d)    Flexible Premium Life Insurance Policy, Form 00-VL-1

     (e)    Variable Life Insurance Application Supplement: Suitability
            Information

     (f)(1) Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant's Form S-6 on October 31, 2001 (File no. 333-16133).

     (f)(2) Code of Regulations (by-laws) of the Depositor were filed as

            Exhibit 1.(6)(b) of the Registrant's Form S-6 on October 31, 2001 (File no. 333-16133).

     (g)    Reinsurance contracts

     (h)    Participation Agreements

     (i) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on October 31, 2001 (File no. 333-16133).

     (k)    Legal Opinion

     (l)    Actuarial Opinion

     (o) The following financial statements of the Registrant are included by reference in Part B of this Registration Statement:

               Independent Auditors' Report dated February 21, 2003

               Statements of Assets and Contract Owners' Equity, December 31,
               2002


               Statements of Operations for the Periods Ended December 31, 2002


               Statements of Changes in Contract Owners' Equity for the Periods Ended December 31, 2002 and 2001

               Notes to Financial Statements, December 31, 2002


            The following financial statements of the Depositor and its subsidiaries are also included by reference in Part B of this Registration Statement:


               Independent Auditors' Report dated January 31, 2003


               Balance Sheets, December 31, 2002 and 2001

               Statements of Income for the Years Ended December
               31, 2002, 2001, and 2000

               Statements of Changes in Stockholder's Equity for the Years Ended December 31, 2002, 2001, and 2000

               Statements of Cash Flows for the Years Ended December 31, 2002, 2001, and 2000

               Notes to Financial Statements, December 31, 2002, 2001 and 2000


     (q) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the policies Exhibit 1.(11) of the Registrant's Form S-6 was filed as Exhibit 11 of Registrant's registration statement on Form S-6 on February 21, 2001 (File No. 2-98265).

                                   SIGNATURES



As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 29th day of September, 2003.




                                     OHIO NATIONAL VARIABLE ACCOUNT R
                                               (Registrant)
                                     By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                               (Depositor)



                                     By /s/ John J. Palmer
                                     -------------------------------------------
                                     John J. Palmer
                                     Vice Chairman



Attest:


/s/ Ronald L. Benedict
--------------------------------
Ronald L. Benedict
Corporate Vice President,
Counsel and Secretary



Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 29th day of September, 2003.


                                     OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                               (Depositor)


                                     By /s/ John J. Palmer
                                     -------------------------------------------
                                     John J. Palmer
                                     Vice Chairman



Attest:

/s/ Ronald L. Benedict
--------------------------------
Ronald L. Benedict
Corporate Vice President,
Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.



Signature                       Title                                 Date
--------------------------      ---------------------------         ------------------
/s/ David B. O'Maley            Chairman, President
--------------------------      and Chief Executive
David B. O'Maley                Officer and Director                September 29, 2003

/s/ Ronald J. Dolan             Executive Vice President
--------------------------      and Chief Financial Officer
Ronald J. Dolan                 and Director                        September 29, 2003

/s/ John J. Palmer              Vice Chairman, and Director
--------------------------                                          September 29, 2003
John J. Palmer

/s/ Michael F. Haverkamp        Senior Vice President and
--------------------------      General Counsel and
Michael F. Haverkamp            Director                            September 29, 2003

/s/ D. Gates Smith              Executive Vice President,
--------------------------      Agency and Group Distribution
D. Gates Smith                  and Director                        September 29, 2003

/s/ Arthur J. Roberts           Vice President & Treasurer
--------------------------                                          September 29, 2003
Arthur J. Roberts

                         INDEX OF CONSENTS AND EXHIBITS


                                                              Page Number
Exhibit                                                       in Sequential
Number           Description                                  Numbering System
-------          ------------                                 ----------------
                 Consent of KPMG LLP

                 Consent of Jones & Blouch L.L.P.

                 Consent of Ronald L. Benedict, Esq.

                 Consent of David W. Cook, FSA, MAAA

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors of Ohio National Life Assurance Corporation and Contract Owners of Ohio National Variable Account R:


We consent to the use of our reports for Ohio National Variable Account R dated February 21, 2003, and for Ohio National Life Assurance Corporation dated January 31, 2003, included herein, and to the reference to our firm under the heading "Services" in the Statement of Additional Information in post-effective amendment no. 8 to file no. 333-40724.




KPMG LLP
Columbus, Ohio
September 29, 2003

                              Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201


     Re: Ohio National Variable Account R
         Registration Statement on Form N-6
         File No. 333-40724
         ----------------------------------

Dear Sirs:

We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in the above-referenced registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                        Very truly yours,

                                        /s/ JONES & BLOUCH L.L.P.
                                        ----------------------------------------
                                        Jones & Blouch L.L.P.

                  [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 8 to File No. 333-40724


Gentlemen:

The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form N-6 of the above captioned registrant.


                                        Sincerely,

                                        /s/ Ronald L. Benedict
                                        ----------------------------------------
                                        Ronald L. Benedict
                                        Corporate Vice President,
                                        Counsel and Secretary


RLB/nh

VARS6II

                  [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]


Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242



Re: Ohio National Variable Account R (1940 Act File No. 811-4320)
    Post-Effective Amendment No. 8 to File No. 333-40724



Gentlemen:

I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form N-6.


                                        Sincerely,

                                        /s/ David W. Cook
                                        ----------------------------------------
                                        David W. Cook, FSA, MAAA
                                        Senior Vice President and
                                        Actuary


DWC/nh

VARS6II